UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS
(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416
(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President
Whitebox Mutual Funds
3033 Excelsior Boulevard, Suite 300
Minneapolis, MN 55416
(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2014 – October 31, 2015

Copies to:

Matthew L. Thompson, Esq. Faegre & Benson LLP 90 South 7th Street, Suite 2200 Minneapolis, MN 55402		Peter Fetzer, Esq. Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, WI 53202

Item 1.  Reports to Stockholders.

WHITEBOX

Mutual Funds

ANNUAL REPORT

October 31, 2015

Truly
ALTERNATIVE

TABLE OF CONTENTS

Whitebox Tactical Opportunities Fund
Shareholder Letter	1
Performance Update	4
Whitebox Market Neutral Equity Fund
Shareholder Letter	6
Performance Update	9
Whitebox Tactical Advantage Fund
Shareholder Letter	12
Performance Update	15
Disclosure of Fund Expenses	17
Schedule of Investments
Whitebox Tactical Opportunities Fund	19
Whitebox Market Neutral Equity Fund	39
Whitebox Tactical Advantage Fund	56
Statements of Assets and Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets
Whitebox Tactical Opportunities Fund	68
Whitebox Market Neutral Equity Fund	69
Whitebox Tactical Advantage Fund	70
Financial Highlights
Whitebox Tactical Opportunities Fund	71
Whitebox Market Neutral Equity Fund	75
Whitebox Tactical Advantage Fund	77
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	103
Additional Information	104
Trustees & Officers	105

Whitebox Tactical Opportunities Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Dear Shareholders:

For the 12-month period ended October 31, 2015, Whitebox Tactical Opportunities Fund (the “Fund”) realized a total net return of -17.14% for investor shares (WBMAX) and -16.75% for institutional shares (WBMIX). The Fund underperformed its two designated benchmarks, the S&P 500 Total Return Index, which returned 5.20%, and the Barclays U.S. Aggregate Bond Index, which returned 1.96% for the same period. Several factors contributed to the Fund’s underperformance, as described below.

Market Recap
The Fund’s fiscal year began with a drop in crude oil prices so pronounced that it captured headlines and rippled out across the sector at-large. Crude’s decline was so severe that the stocks of companies perceived to be even remotely exposed to oil prices suffered. Another challenging backdrop marking the beginning of the 12-month review period centered on consumer and specialty finance stocks. This sector buckled late in 2014 under what seemed to be investors’ anxiety around imminent regulatory changes. In general, investors closed out 2014 persisting in their voracious quest for what we’d consider ”growth at unreasonable prices,” bidding up growth-oriented names – regardless of company fundamentals – through year-end.

A bearish January 2015 for domestic equities gave way to strong returns for stocks in the first quarter, although certain large-cap stocks, particularly many that had been bid-up to what we’d consider unsustainable price levels, corrected. In the aggregate, health care and consumer discretionary stocks fared well in early 2015, while utilities, energy and financials were notable decliners. Large-caps were generally outpaced by their small-and mid-cap counterparts early in 2015.

In April, energy again attracted attention, this time due to a short rebound. During the second quarter 2015, crude prices moved up considerably, a bane to investors who had short exposure to the sector. In line with the volatility that reigned over the period, energy ended up down for the second quarter 2015. Technology was down marginally at that time, while health care stocks delivered generally positive results. For the third quarter through the end of the Fund’s fiscal year, however, volatility stole the show; the CBOE Market Volatility Index (VIX) closed above 40 for the first time since 2011. The broad equity markets suffered markedly from July through September, results likely fueled by investors’ uncertainty about global economic conditions (particularly China’s slowing economy), as well as the US Federal Reserve’s apparent ambivalence on short-term interest rates. In August, particularly, some of the “glamour” growth-oriented names that have apparently enthralled investors for months corrected fairly substantially, briefly rewarding investors who had shorted those names.

October, the final month of the Fund’s fiscal year, brought a near four-week rally in the global equity markets, likely fueled by China’s interest rate cut and the European Central Bank’s indication that it may add to its asset purchase program.1 The rally paused only in the final week of the period, an expected stall in anticipation of potential policy announcements from central banks in the United States and Japan at month-end.

[1]	Equity markets ease after four-week rally; Fed meeting eyed, reuters.com, Oct. 26, 2015.

Annual Report | October 31, 2015	1

Whitebox Tactical Opportunities Fund	Shareholder Letter

October 31, 2015 (Unaudited)

The Fund’s Portfolio
Since its inception, Whitebox Tactical Opportunities Fund’s investment objective – capital appreciation and income consistent with prudent investment management – has allowed our portfolio managers the latitude to use tactical asset allocation, dynamically directing capital toward what we see as opportunity and away from risk.

During the 12 months under review, we maintained our belief in this approach, seeking to structure a portfolio that is long high-yielding, low-risk assets and short low-yielding, high-risk assets. As we’ve reported in past commentaries, the year’s market sentiment tested our resolve and continues to do so.

The Fund’s year was characterized by negative returns concentrated in the area of our strongest conviction: our short equity portfolio was dominated by current “glamour” high-growth US stocks – firms we believed had become overpriced by irrational investor enthusiasm. This was the case throughout the reporting year, with July being a particularly challenging month as our short book suffered one of its worst declines since the Fund’s inception. During August, the S&P 500 Total Return Index plunged, and the Fund saw gains in those very securities as the market suddenly turned on the stocks with which it had been seemingly infatuated. The Fund recovered some of the losses in the short book; however, it didn’t bounce back enough to fully compensate, and it ended the quarter (and the year) in negative territory.

Also contributing to the Fund’s poor performance were long positions in the fund’s energy theme and mortgage servicers in the Fund’s portfolio of financials (another area of strong conviction for us).

On the positive side, the Fund experienced moderately positive contributions from its “E Trade” starting in January 2015 and continuing through the end of the reporting period. (In the E Trade, we are short European sovereign debt, short the euro, and long US Treasuries and other US issuer debt that we view as attractive.) In addition, the Fund realized gains through its shorts on energy-related master limited partnerships, its options book, and its long idiosyncratic theme (consisting of high quality, high value, or undervalued stocks we find attractive).

Ultimately, our approach for the portfolio remains the same. We seek to be long good businesses with strong yields, and short weak businesses with weak yields. We believe this position has solid risk/reward asymmetry, compared to other opportunities.

As always, we thank you for your investment in Whitebox Tactical Opportunities Fund.

Sincerely,

Andrew Redleaf, CEO,Whitebox Advisors LLC
Bruce Nordin2, President, Whitebox Mutual Funds

[2]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

2	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Glossary:

Barclays U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. One cannot invest directly in an index.

Bearish: Characterized by or associated with falling share prices.

Large Cap: Stocks with a large capitalization (numbers of shares outstanding times the price of the shares), typically at least $5 billion in outstanding market value.

Long Position: The acquisition of a security such as stock, commodity, or currency with the expectation that the asset will rise in value.

Mid Cap: Stocks with middle-level capitalization (numbers of shares outstanding times the price of the shares), typically between $1 billion and $5 billion in outstanding market value.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

S&P 500® Total Return Index: A market-capitalization weighted index comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

Small Cap: Stocks with a relatively small market capitalization (numbers of shares outstanding times the price of the shares of $500 million or less).

Sovereign Debt: Any debt obligation of, or guaranteed by, an autonomous government and therefore subject to sovereign risk. Sovereign risk is the risk that a foreign government will default on its loan or fail to honor other business commitments because of a change in national policy.

Annual Report | October 31, 2015	3

Whitebox Tactical Opportunities Fund	Performance Update

October 31, 2015 (Unaudited)

Average Annual Total Returns (As of October 31, 2015)

	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class	-17.14%	1.51%
Whitebox Tactical Opportunities Fund – Institutional Class	-16.75%	1.87%
Benchmarks
S&P 500® Index	3.04%	14.00%
S&P 500® Total Return Index	5.20%	16.43%
Barclays U.S. Aggregate Bond Index	1.96%	2.66%

*	Fund inception date of December 1, 2011.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 2.57% and 2.32%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 1.50% and 1.25%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.60% and 1.35% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 2.57% and 2.32%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results.
Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500®Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose all or part of their investment in the Fund. An investment in the Fund is subject to the following principal risks: convertible securities risk, credit default swaps risk; debt securities risk; derivative risk, equity securities risk; extension risk; junk bond risk; market risk and selection risk; mid-cap securities risk; mortgage and asset-backed securities risk; non-diversified status risk; prepayment risk; repurchase agreements and purchase and sale contracts risk; and small-cap and emerging growth securities risk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

4	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Performance Update

October 31, 2015 (Unaudited)

Growth of $10,000 (As of October 31, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | October 31, 2015	5

Whitebox Market Neutral Equity Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Dear Shareholders,

For the 12-month period ended October 31, 2015, Whitebox Market Neutral Equity Fund (“the Fund”) delivered a total return of -2.24% for investor shares (WBLSX) and -2.02% for institutional shares (WBLFX). Of the Fund’s two designated benchmarks, the HFRI EH: Equity Market Neutral Index returned 5.37% while the S&P 500 Total Return Index (SPXT) returned 5.20% for the same period.

We attribute these results primarily to two factors. First, the Fund’s considerable value tilt hurt us in a period when investors clearly and strongly favored growth-oriented names. Second, idiosyncratic pressures drove losses in many of the portfolio’s health care and financials stocks in the short book, while declines in select energy and financials stocks in the long book also detracted from performance for the year.

Market Recap
The Fund’s fiscal year began with a drop in crude oil prices so pronounced that it captured headlines and rippled out across the sector at-large. Crude’s decline was so severe that the stocks of companies perceived to be even remotely exposed to oil prices suffered. Another challenging backdrop marking the beginning of the 12-month review period centered on consumer and specialty finance stocks. This sector buckled late in 2014 under what seemed to be investors’ anxiety around imminent regulatory changes. In general, investors closed out 2014 persisting in their voracious quest for what we’d consider “growth at unreasonable prices,” bidding up growth-oriented names — regardless of company fundamentals — through year-end.

A bearish January 2015 for domestic equities gave way to strong returns for stocks in the first quarter, although certain large-cap stocks, particularly many that had been bid-up to what we’d consider unsustainable price levels, corrected. In the aggregate, health care and consumer discretionary stocks fared well in early 2015, while utilities, energy and financials were notable decliners. Large-caps were generally outpaced by their small-and mid-cap counterparts early in 2015.

In April, energy again attracted attention, this time due to a short rebound. During the second quarter 2015, crude prices moved up considerably, a bane to investors who had short exposure to the sector. In line with the volatility that reigned over the period, energy ended up down for the second quarter 2015. Technology was down marginally at that time, while health care stocks delivered generally positive results. For the third quarter through the end of the Fund’s fiscal year, however, volatility stole the show; the CBOE Market Volatility Index (VIX) closed above 40 for the first time since 2011. The broad equity markets suffered markedly from July through September, results likely fueled by investors’ uncertainty about global economic conditions (particularly China’s slowing economy), as well as the US Federal Reserve’s apparent ambivalence on short-term interest rates. In August, particularly, some of the “glamour” growth-oriented names that have apparently enthralled investors for months corrected fairly substantially, briefly rewarding investors who had shorted those names.

October, the final month of the Fund’s fiscal year, brought a near four-week rally in the global equity markets, likely fueled by China’s interest rate cut and the European Central Bank’s indication that it may add to its asset purchase program.1 The rally paused only in the final week of the period, an expected stall in anticipation of policy announcements from central banks in the United States and Japan at month-end.

[1]	Equity markets ease after four-week rally; Fed meeting eyed, reuters.com, Oct. 26, 2015.

6	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Shareholder Letter

October 31, 2015 (Unaudited)

The Fund’s Portfolio
A few factors drove the Fund’s underperformance for its fiscal year under review. First, the portfolio’s considerable value tilt hurt us in a market environment that remained enamored with growth. Investors continued to bid up growth-oriented names to what we consider dangerous and unsustainable prices. This helped drag the performance of select positions in our short book down; many of these names rose in price over the period. Similarly, value-oriented names in our long book struggled as growth was bid up, thereby also detracting from overall Fund performance.

Also detracting from returns was underperformance by our long exposure to select energy and financials names. These names lagged enough to eclipse the positive performance by select consumer discretionary and health care names, which fared well for the year. A similar story unfolded in our short book. Despite a favorable impact by our short position in select industrials and energy names, our short exposure to select health care, financials, consumer staples and consumer discretionary stocks — which rallied over the period — hurt us, as many of these names were bid up by growth-starved investors. The pressure was enough to materially compress overall returns from the short book as a whole for the period.

On the positive side, a few factors supported performance for the year and helped limit losses. First, both sector allocation and stock selection among consumer discretionary stocks was a boon to Fund performance for the period. Next, our long exposure to health care names was another boost to Fund performance, particularly in early 2015. On the short side, our industrials far and away helped performance for this portion of the portfolio, as these short positions in companies exposed to falling energy prices, dollar strength and global economic weakness paid off. Unfortunately, the impact of losses in our health care, financials and consumer-related shorts overshadowed the good results our industrials short delivered.

Current Positioning and Outlook
The three perennial predictors of strong equity returns are typically value, quality, and momentum. Not all three, however, necessarily work at the same time. Since the beginning of 2015, and for the bulk of the Fund’s fiscal year under review, momentum has far outperformed value.2 Although historically momentum is the strongest of the three, it can also be the most treacherous, with sudden and traumatic reversals, devastating investors that over-committed to momentum.

Given uncertainties from economic conditions in China and other emerging markets, to the Fed’s ambivalence on rates and the strength of the US dollar, weakness in oil and other commodity prices, and the relative weakness of consumer-related data as of late, we believe riding the momentum wave is an extremely risky strategy. There are simply too many variables at play right now, and an unfavorable outcome in any one of them could cause momentum to crack.

We believe the Fund would benefit from a resurgence in investor interest in value, and, that such a resurgence is coming due. Additionally, with prospects for the consumer sector deteriorating, we find it difficult to identify sectors for which we would want to demonstrate strong biases, long or short. We believe that factor weightings (i.e., value vs. momentum) are currently equally or more important than sector weightings. As such, we’ve pared back net sector exposures and continue to do so, while we remain net long value and quality, and flat — though not short — on momentum.

[2]	Dow Jones Thematic Market Neutral Value Index vs. Dow Jones Thematic Market Neutral Momentum Index, Sept. 30, 2014 – Sept. 30, 2015, Thomson Reuters Eikon.

Annual Report | October 31, 2015	7

Whitebox Market Neutral Equity Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Sincerely,

Paul Karos, Head of Equity, Whitebox Advisors LLC
Bruce Nordin3, President, Whitebox Mutual Funds

Glossary:

Bearish: Characterized by or associated with falling share prices.

HFRI EH: Equity Market Neutral Index: A benchmark published composed of funds that utilize equity market neutral strategies, as selected by Hedge Fund Research Inc. According to Hedge Fund Research Inc., equity market neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both factor-based and statistical arbitrage/trading strategies. One cannot invest directly in an index.

Large Cap: Stocks with a large capitalization (numbers of shares outstanding times the price of the shares), typically at least $5 billion in outstanding market value.

Long Position: The acquisition of a security such as stock, commodity, or currency with the expectation that the asset will rise in value.

Mid Cap: Stocks with middle-level capitalization (numbers of shares outstanding times the price of the shares), typically between $1 billion and $5 billion in outstanding market value.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

Small Cap: Stocks with a relatively small market capitalization (numbers of shares outstanding times the price of the shares of $500 million or less).

S&P 500® Total Return Index: A market-capitalization weighted index comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

[3]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

8	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Performance Update

October 31, 2015 (Unaudited)

Average Annual Total Returns (As of October 31, 2015)

	1 Year	5 Year	10 Year	Since Inception*
Whitebox Market Neutral Equity Fund – Investor Class	-2.24%	2.81%	11.08%	11.09%
Whitebox Market Neutral Equity Fund – Institutional Class	-2.02%	3.08%	11.34%	11.35%
Benchmarks
HFRI EH: Equity Market Neutral Index	5.37%	3.12%	2.60%	2.97%
S&P 500® Index	3.04%	11.94%	5.59%	5.56%
S&P 500® Total Return Index	5.20%	14.33%	7.85%	7.77%

*	The Fund’s inception date is November 1, 2012. Returns for periods before November 1, 2012 are based on the Whitebox Long Short Equity Partners, L.P. Fund, which had an inception date of June 1, 2004.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.28% and 3.03%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 2.23% and 1.98%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.95% and 1.70% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 3.00% and 2.75%, respectively.

The Fund is the successor to the Whitebox Long Short Equity Partners, L.P. (Predecessor Fund), a private investment company managed by Whitebox Advisors LLC from June 1, 2004 to October 31, 2012. On October 31, 2012, the Predecessor Fund was reorganized into the Fund (then named Whitebox Long Short Equity Fund), and the Fund assumed all of the Predecessor Fund’s assets (including its investment portfolio) and liabilities. The Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those employed by the Predecessor Fund; however, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have affected its performance. On January 31, 2014, the Fund’s name changed to Whitebox Market Neutral Equity Fund.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500®Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Annual Report | October 31, 2015	9

Whitebox Market Neutral Equity Fund	Performance Update

October 31, 2015 (Unaudited)

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

10	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Performance Update

October 31, 2015 (Unaudited)

Growth of $10,000* (As of October 31, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is the successor to Whitebox Market Neutral Equity Equity Fund, L.P. (the “Predecessor Fund”), a private investment company managed by the Fund’s investment adviser since June 1, 2004.

*	The Predecessor Fund was reorganized into the Fund on November 1, 2012.

Annual Report | October 31, 2015	11

Whitebox Tactical Advantage Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Dear Shareholders,

For the 12-month period ended October 31, 2015, Whitebox Tactical Advantage Fund (formerly Whitebox Tactical Income Fund) (“the Fund”) delivered a total return of 0.95% for investor shares (WBIVX)  and  1.22%  for  institutional  shares  (WBINX).  The  Fund’s  designated  benchmark,  the Barclays U.S. Aggregate Bond Index, returned 1.96% for the same period. We consider these results generally favorable, particularly in light of the substantial volatility and high-yield bond selloff that characterized the review period.

Market Overview
The 12-month period under review was marked by overall volatility and spread-widening for the fixed-income markets. Investors generally fled risk and flocked to perceived safe havens, most notably Treasuries. The 12-month period began with high-yield spreads at around 430 basis points, only to spike markedly in mid-December 2014. Spreads remained volatile until they dipped back below 450 basis points in late February 2015, after which they embarked on a steady climb upward for the remainder of the period, with intra-month volatility along the way. After a notable uptick in September, spreads dropped to around 600 basis points at the end of October, and ended up widening a total of 158 basis points for the 12-month period as a whole.

For the bulk of the review period, Treasuries generally outperformed spread products as investors apparently favored safety over any semblance of risk. Naturally, this put pressure on high-yield bonds throughout the period, particularly in the third quarter 2015, when commodities — especially gold and oil — suffered a substantial decline, one that impacted US markets broadly. Spreads widened significantly from July through September, with some high-yield credits, particularly those issued by metals and mining companies, falling over 15% in value. (As bond yields rise, their prices decline.)

Driving the flight to quality and the subsequent pressure on high-yield corporate bonds were a few factors. First, deteriorating global economic conditions spurred caution among investors. Next, the Federal Reserve’s reluctance to raise short-term interest rates at its September 2015 meeting exacerbated uncertainty on rate expectations. Falling commodity prices fueled the decline in high yield, as energy and commodities represent a formidable portion of the high-yield market. Finally, the high-yield market saw not one but two very large issues come to market, both of which were priced at a discount. These issues were large enough to exert further downward pressure on an already pained market, and selective exit by investors turned into a seemingly indiscriminate selloff, particularly at the end of the third quarter.

The Fund’s Portfolio
We believe the Fund stood firm this period against one of the very threats it is structured and managed to withstand: high-yield spread widening. A few factors contributed to the portfolio’s returns, which lagged those of its benchmark but not dramatically so. First, although high-yield bonds generally suffered over the course of the review period, our emphasis on what we saw as the highest quality non-investment grade corporate bonds added to Fund performance. Investors largely  fled  the  riskiest  (the  lowest-rated,  lowest-quality)  bonds,  with  higher-quality  names avoiding dramatic losses. Further, our security selection in this area of the market helped, with some of our holdings delivering positive performance amidst a broad high-yield bond selloff.

Second, our bank debt holdings, which represent roughly a third of the portfolio, were net positive contributors, providing a favorable buffer against hostile and volatile market conditions. Lastly, the portfolio’s structured products, which include select mortgage-related securities, modestly added to performance for the period, providing another positive impact to the Fund.

12	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Shareholder Letter

October 31, 2015 (Unaudited)

On the negative side, with the exception of 2Q 2015, our short position in Treasury securities worked against us, as investors fled any perceived risk and flocked to the relative safety of Treasuries. As Treasuries  outperformed  throughout  much  of  the  review  period,  our  short  exposure  —  which benefits when Treasury prices fall — hurt us.

Current Positioning and Outlook
With the exception of a modest reduction in our overall corporate bond allocation (which remains our largest allocation within the Fund’s portfolio) and a slight increase in our bank debt allocation, the only other notable change we made to the portfolio during the 12-month review period was to selectively add to our mortgage-related securities, where we saw favorable risk-reward profiles at attractive valuations.

We intend to maintain our short exposure to Treasuries, because we continue to believe that the largest threat to our higher-quality, non-investment grade corporate bonds is rising interest rates. Rising interest rates in the Treasury market would likely spill over to contribute to downward pressure on non-investment grade corporate bonds, including those of higher quality. We continue to express this thesis by shorting the iShares 20+ Year Treasury Bond ETF (“TLT”) due to its high level of liquidity, its low borrow cost, and, what we perceive to be potentially sound protection for our longer-duration corporate bonds.

With Treasury yields stubbornly remaining at historic lows, the risk-reward profile on lower-grade bonds, as a class, has been unacceptable for several years now, in our view. Should volatility persist and spreads continue to widen, some of these bonds may begin to look attractive. In such a case, we may consider reducing our bank debt exposure, to harvest gains and free up capital for what we see as attractive total-return opportunities in the struggling credit space.

For the near-term, we remain convinced that the Fund’s emphasis on higher-quality, non-investment grade corporate credit enabled it to “do its job,” weathering a significant selloff in credit. We believe this was driven by both asset class and security selection. As always, we believe our security selection is aided by our detailed scrutiny of each issuer’s capital structure, and the relative strengths of various claims from that issuer. To put it another way, we believe credit analysis can be significantly enhanced by true “security analysis” so that we hold not only the right issuers but the securities from that issuer with the best relative risk-reward profiles. We continue to believe the portfolio’s current mix of securities provides strong total return potential, with less risk than a typical high-yield bond fund. We continue our efforts to structure the portfolio to ride out difficult conditions, and pursue favorable, competitive returns over time.

Sincerely,

Pete Wiley, Portfolio Manager, Whitebox Advisors LLC
Bruce Nordin1, President, Whitebox Mutual Funds

[1]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Annual Report | October 31, 2015	13

Whitebox Tactical Advantage Fund	Shareholder Letter

October 31, 2015 (Unaudited)

Glossary:

Barclays U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment  grade  fixed-rate  debt  issues,  including  government,  corporate,  asset-backed,  and mortgage-backed securities with maturities of at least one year. One cannot invest directly in  an index.

Basis Points: One one-hundredth of a percentage point.

Duration: A mathematical measure of a security's or portfolio's price sensitivity to changes in interest rates. The longer the duration, the more sensitive the security or portfolio will be to changes in interest rates.

Investment  Grade:  A  credit  rating  that  indicates  that  a  municipal  or  corporate  bond  has  a relatively low risk of default, typically AAA to BBB from Moody’s or Standard & Poor’s.

Short Position: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

14	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Performance Update

October 31, 2015 (Unaudited)

Average Annual Total Returns (As of October 31, 2015)

	1 Year	Since Inception*
Whitebox Tactical Advantage Fund – Investor Class	0.95%	1.53%
Whitebox Tactical Advantage Fund – Institutional Class	1.22%	1.82%
Benchmark
Barclays Capital U.S. Aggregate Bond Index	1.96%	2.88%

*	Fund inception date of May 1, 2014.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.90% and 3.65%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 3.48% and 3.23%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2016 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.52% and 1.27% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2016 are estimated to be 1.94% and 1.69%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.  The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent  month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an  investment in the Fund are described in the Fund’s prospectus. Read the prospectus  carefully before investing.

Annual Report | October 31, 2015	15

Whitebox Tactical Advantage Fund	Performance Update

October 31, 2015 (Unaudited)

Growth of $10,000 (As of October 31, 2015)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

As a shareholder of the Funds, you will incur ongoing costs, including management fees; distribution and/or service (12b‐1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2015 and held until October 31, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report | October 31, 2015	17

Whitebox Mutual Funds	Disclosure of Fund Expenses

October 31, 2015 (Unaudited)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expense Ratio(a)(b)	Expenses Paid During Period May 1, 2015 to October 31, 2015(c)
Whitebox Tactical Opportunities
Investor Class
Actual	$1,000.00	$835.70	1.85%	$8.56
Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40

Institutional Class
Actual	$1,000.00	$836.80	1.45%	$6.71
Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Whitebox Market Neutral Equity
Investor Class
Actual	$1,000.00	$937.70	2.79%	$13.63
Hypothetical	$1,000.00	$1,011.14	2.79%	$14.14

Institutional Class
Actual	$1,000.00	$939.10	2.54%	$12.41
Hypothetical	$1,000.00	$1,012.40	2.54%	$12.88

Whitebox Tactical Advantage
Investor Class
Actual	$1,000.00	$987.80	1.93%	$9.67
Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80

Institutional Class
Actual	$1,000.00	$990.00	1.68%	$8.43
Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of dividends and interest on short sales.
(c)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal  year (184), then divided by 365.

18	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS (53.37%)
Basic Materials (0.95%)
Forest Products & Paper (0.19%)
Domtar Corp.	18,979	$782,694

Mining (0.76%)
Agnico Eagle Mines Ltd.	32,893	930,543
Newmont Mining Corp.	117,195	2,280,615
		3,211,158

Total Basic Materials		3,993,852

Communications (0.20%)
Internet (0.20%)
Angie's List, Inc.(a)	110,079	850,911

Total Communications		850,911

Consumer, Cyclical (11.36%)
Airlines (2.20%)
American Airlines Group, Inc.	80,385	3,715,395
American Airlines Group, Inc., Escrow Shares(a)	582,000	843,900
Gol Linhas Aereas Inteligentes SA, ADR	2,323,165	2,063,900
United Continental Holdings, Inc.(a)	42,692	2,574,754
		9,197,949

Auto Parts & Equipment (1.33%)
American Axle & Manufacturing Holdings, Inc.(a)	143,316	3,175,882
Tenneco, Inc.(a)	42,674	2,414,922
		5,590,804

Home Furnishings (1.98%)
Ethan Allen Interior	111,537	3,034,922
Select Comfort Corp.(a)(b)	247,961	5,256,773
		8,291,695

Retail (5.85%)
Chipotle Mexican Grill, Inc.(a)	2,500	1,600,575
Destination Maternity Corp.	158,706	1,099,833
Ezcorp, Inc., Class A(a)(b)	624,464	4,158,930
Office Depot, Inc.(a)(b)	1,124,615	8,569,566
Pier 1 Imports, Inc.	287,029	2,129,755
Rite Aid Corp.(a)(b)	375,170	2,956,340

Annual Report | October 31, 2015	19

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Consumer, Cyclical (continued)
Wal-Mart Stores, Inc.	70,000	$4,006,800
		24,521,799

Total Consumer, Cyclical		47,602,247

Consumer, Non-cyclical (1.00%)
Commercial Services (0.34%)
RR Donnelley & Sons Co.	48,629	820,371
SFX Entertainment, Inc.(a)	640,700	595,915
		1,416,286

Food (0.66%)
Whole Foods Market, Inc.(b)	92,224	2,763,031

Total Consumer, Non‐cyclical		4,179,317

Energy (7.52%)
Oil & Gas (6.28%)
Bill Barrett Corp.(a)	37,463	182,445
Chevron Corp.(b)	77,523	7,045,290
EQT Corp.	10,368	685,014
Exxon Mobil Corp.(b)	48,852	4,042,015
Gran Tierra Energy, Inc.(a)	825,902	1,982,165
Nabors Industries Ltd.(b)	474,652	4,765,506
Par Petroleum Corp.(a)	63,013	1,436,696
PBF Energy, Inc., Class A(b)	169,335	5,757,390
Range Resources Corp.	13,855	421,746
		26,318,267

Oil & Gas Services (1.24%)
Baker Hughes, Inc.(b)	98,203	5,173,334

Total Energy		31,491,601

Financials (20.54%)
Banks (1.03%)
Capital One Financial Corp.(b)	54,967	4,336,896

Diversified Financial Services (6.32%)
Ally Financial, Inc.(a)(b)	732,380	14,589,010
Encore Capital Group, Inc.(a)(b)	80,857	3,290,880
Nelnet, Inc., Class A(b)	49,108	1,757,084

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Financials (continued)
Ocwen Financial Corp.(a)(b)	905,066	$6,326,411
Stonegate Mortgage Corp.(a)	90,970	521,258
		26,484,643

Holding Companies-Diversified (0.96%)
Leucadia National Corp.(b)	201,210	4,026,212

Investment Companies (3.14%)
American Capital Ltd.(a)(b)	1,027,902	13,146,867

Private Equity (1.86%)
Apollo Global Management LLC, Class A	143,179	2,615,880
Fortress Investment Group LLC, Class A	431,328	2,419,750
KKR & Co. LP(b)	160,076	2,745,304
		7,780,934

Real Estate Investment Trusts (7.23%)
American Capital Agency Corp.(b)	391,645	6,983,030
American Capital Mortgage Investment Corp.	106,180	1,540,672
Blackstone Mortgage Trust, Inc., Class A(b)	243,495	6,700,983
New Senior Investment Group, Inc.(b)	1,092,758	10,949,435
NorthStar Realty Finance Corp.(b)	342,208	4,109,918
Two Harbors Investment Corp.	648	5,482
		30,289,520

Total Financials		86,065,072

Industrials (7.73%)
Engineering & Construction (2.13%)
Fluor Corp.(b)	133,620	6,388,372
Tutor Perini Corp.(a)	151,403	2,540,543
		8,928,915

Machinery-Construction & Mining (1.45%)
Joy Global, Inc.(b)	353,118	6,066,567

Miscellaneous Manufacturing (2.72%)
General Electric Co.	394,200	11,400,264

Annual Report | October 31, 2015	21

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Industrials (continued)
Oil & Gas Services (0.18%)
Hornbeck Offshore Services, Inc.(a)(b)	56,201	$759,275

Transportation (1.25%)
CSX Corp.(b)	193,099	5,211,742

Total Industrials		32,366,763

Technology (4.07%)
Computers (1.45%)
EMC Corp.	85,500	2,241,810
NetApp, Inc.(b)	112,986	3,841,524
		6,083,334

Semiconductors (2.62%)
Altera Corp.(b)	90,469	4,754,146
Micron Technology, Inc.(a)(b)	373,776	6,189,730
		10,943,876

Total Technology		17,027,210

TOTAL COMMON STOCKS
(Cost $263,473,101)		223,576,973

EXCHANGE TRADED FUNDS (2.83%)
Equity Funds (2.83%)
Market Vectors® Gold Miners ETF(b)	714,699	10,691,897
Market Vectors® Junior Gold Miners ETF(b)	57,588	1,178,251
		11,870,148

TOTAL EXCHANGE TRADED FUNDS
(Cost $18,092,753)		11,870,148

22	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Principal
	Amount	Value
BANK LOANS (0.34%)(c)
Energy (0.34%)
Oil, Gas & Coal (0.34%)
Key Energy Services, 10.25% 06/01/2020	$1,571,063	$1,406,101

Total Energy		1,406,101

TOTAL BANK LOANS
(Cost $1,600,809)		1,406,101

CONVERTIBLE CORPORATE BONDS (3.25%)
Consumer, Cyclical (0.04%)
Airlines (0.04%)
American Airlines Group, Inc., 6.25% 10/15/2014(d)	1,065,000	163,371

Total Consumer, Cyclical		163,371

Consumer, Non-cyclical (3.21%)
Pharmaceuticals (3.21%)
Herbalife Ltd., 2.00% 08/15/2019	15,135,000	13,460,766

Total Consumer, Non‐cyclical		13,460,766

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $13,496,864)		13,624,137

CORPORATE BONDS (29.10%)
Basic Materials (1.15%)
Forest Products & Paper (0.18%)
Resolute Forest Products, Inc., 5.88% 05/15/2023	1,000,000	745,000

Iron/Steel (0.97%)
Cliffs Natural Resources, Inc., 8.25% 03/31/2020(e)	886,000	797,400
Cliffs Natural Resources, Inc., 7.75% 03/31/2020(e)	7,941,000	3,255,810
		4,053,210

Total Basic Materials		4,798,210

Communications (9.87%)
Internet (6.06%)
IAC/InterActiveCorp, 4.75% 12/15/2022	8,000,000	7,550,000
Netflix, Inc., 5.75% 03/01/2024	7,439,000	7,915,022

Annual Report | October 31, 2015	23

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Principal
	Amount	Value
Communications (continued)
VeriSign, Inc., 4.63% 05/01/2023	$9,870,000	$9,937,116
		25,402,138

Media (3.31%)
DISH DBS Corp., 5.00% 03/15/2023	7,511,000	6,966,452
Sirius XM Radio, Inc., 6.00% 07/15/2024(e)	6,500,000	6,878,950
		13,845,402

Telecommunications (0.50%)
Frontier Communications Corp., 11.00% 09/15/2025(e)	2,000,000	2,101,240

Total Communications		41,348,780

Consumer, Cyclical (7.93%)
Auto Parts & Equipment (1.62%)
Lear Corp., 4.75% 01/15/2023	6,725,000	6,800,656

Lodging (1.71%)
Caesars Entertainment Operating Co., Inc, 11.25% 06/01/2017(d)	1,979,000	1,578,253
Caesars Entertainment Operating Co., Inc, 9.00% 02/15/2020(d)	6,926,000	5,603,876
		7,182,129

Retail (4.60%)
Conn's, Inc., 7.25% 07/15/2022	9,429,000	9,051,840
J.C. Penney Corp., Inc., 7.40% 04/01/2037	3,048,000	2,339,340
PVH Corp., 4.50% 12/15/2022	7,810,000	7,868,575
		19,259,755

Total Consumer, Cyclical		33,242,540

Consumer, Non Cyclical (2.25%)
Commercial Services (1.34%)
Sotheby's, 5.25% 10/01/2022(e)	5,753,000	5,609,175

Pharmaceuticals (0.91%)
Valeant Pharmaceuticals International, Inc., 5.50% 03/01/2023(e)	4,525,000	3,823,625

Total Consumer, Non Cyclical		9,432,800

24	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Principal Amount	Value
Energy (2.40%)
Oil & Gas (1.55%)
Chesapeake Energy Corp., 7.25% 12/15/2018	$4,000,000	$3,240,000
Energy XXI Gulf Coast, Inc., 11.00% 03/15/2020(e)	6,000,000	3,247,500
		6,487,500

Oil & Gas Services (0.85%)
McDermott International, Inc., 8.00% 05/01/2021(e)	4,125,000	3,568,125

Total Energy		10,055,625

Financials (1.14%)
Diversified Financial Services (1.14%)
Ocwen Financial Corp., 6.63% 05/15/2019(e)	5,197,000	4,768,248

Total Financials		4,768,248

Technology (4.36%)
Computers (2.11%)
Seagate HDD Cayman, 4.75% 01/01/2025	9,830,000	8,847,973

Semiconductors (2.25%)
Micron Technology, Inc., 5.63% 01/15/2026(e)	10,000,000	9,425,000

Total Technology		18,272,973

TOTAL CORPORATE BONDS
(Cost $126,955,843)		121,919,176

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (0.43%)
Purchased Call Options (0.13%)
American Airlines Group, Inc.	11/20/2015	$38.00	500	$422,500
CBOE SPX® Volatility:
	11/18/2015	16.00	250	41,250
	11/18/2015	26.00	200	5,000
	12/16/2015	17.00	250	52,500
Financial Select Sector SPDR® Fund	11/20/2015	25.00	2,000	20,000
Honeywell International, Inc.	11/20/2015	100.00	30	11,700
Total Purchased Call Options				552,950

Annual Report | October 31, 2015	25

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Expiration Date	Exercise Price	Contracts	Value
Purchased Put Options (0.30%)
CBOE SPX® Volatility	01/20/2016	$15.00	500	$32,500
Facebook, Inc., Class A	11/20/2015	95.00	250	34,750
General Electric Co.:
	11/20/2015	28.50	1,422	56,880
	11/20/2015	29.00	2,958	183,396
Gilead Sciences, Inc.	01/15/2016	100.00	485	113,490
Herbalife Ltd.	11/20/2015	50.00	409	86,708
International Business Machines Corp.	01/15/2016	140.00	700	329,000
iShares® iBoxx $ High Yield
Corporate Bond ETF	01/15/2016	86.00	1,000	237,500
iShares® MSCI Brazil Capped ETF	11/20/2015	19.00	1,000	7,000
SPDR® S&P 500® ETF Trust:
	11/20/2015	193.00	100	3,200
	01/15/2016	199.00	205	65,600
Transocean Ltd.	11/20/2015	14.00	2,500	120,000
Total Purchased Put Options				1,270,024

TOTAL PURCHASED OPTIONS
(Cost $2,847,488)				1,822,974

	Shares	Value
RIGHTS (0.10%)
Sanofi CVR, Strike Price: $0.61, Expires: 12/31/2020	3,444,011	413,281

TOTAL Rights
(Cost 1,689,446)		413,281

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (22.63%)
Money Market Fund (22.63%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	94,806,467	94,806,467

TOTAL SHORT TERM INVESTMENTS
(Cost $94,806,467)			94,806,467

26	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	7-Day Yield	Shares	Value
TOTAL INVESTMENTS (112.05%)
(Cost $522,962,771)			$469,439,257

Liabilities in Excess of Other Assets (‐12.05%)			(50,492,831)
NET ASSETS (100.00%)			$418,946,426

(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $170,895,401.
(c)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of October 31, 2015.
(d)	Security is currently in default.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2015, the market value of securities restricted under Rule 144A was $43,475,073, representing 10.38% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

Annual Report | October 31, 2015	27

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

SCHEDULE OF SECURITIES SOLD
SHORT	Shares	Value
COMMON STOCKS (‐2.53%)
Communications (‐0.06%)
Internet (‐0.06%)
Zillow Group, Inc., Class A	(8,200)	$(252,642)

Total Communications		(252,642)

Consumer, Non‐cyclical (‐1.80%)
Food (‐1.03%)
Tyson Foods, Inc., Class A	(97,194)	(4,311,526)

Pharmaceuticals (‐0.77%)
Herbalife Ltd.	(57,304)	(3,211,316)

Total Consumer, Non‐cyclical		(7,522,842)

Industrials (‐0.67%)
Engineering & Construction (‐0.20%)
McDermott International, Inc.	(185,378)	(854,593)

Machinery‐Diversified (‐0.47%)
Kone OYJ, Class B, ADR	(91,298)	(1,950,125)

Total Industrials		(2,804,718)

TOTAL COMMON STOCKS
(Proceeds $9,552,128)		(10,580,202)

WARRANTS (0.00%)(a)
Sears Holdings Corp., Strike Price: $28.41,	(87)	(1,327)
Expires: 12/15/2019

TOTAL WARRANTS
(Proceeds $–)		(1,327)

	Principal
	Amount	Value
GOVERNMENT BONDS (‐5.78%)
Government (‐5.78%)
Sovereign (‐5.78%)
Portugal Obrigacoes do Tesouro OT, 5.65% 02/15/2024(b)	$(4,000,000)	(5,486,815)

28	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Principal
	Amount	Value
Government (continued)
Spain Government Bond, 2.75% 10/31/2024(b)	$(15,500,000)	$(18,730,289)
		(24,217,104)

Total Government		(24,217,104)

TOTAL GOVERNMENT BONDS
(Proceeds $27,592,497)		(24,217,104)

TOTAL SECURITIES SOLD SHORT
(Proceeds $37,144,625)		$(34,798,633)

(a)	Less than (0.005%).
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2015, the market value of securities restricted under Rule 144A was $(24,217,104), representing (5.78)% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

Annual Report | October 31, 2015	29

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN OPTIONS (‐0.49%)
Written Call Options (‐0.14%)
American Airlines Group, Inc.	11/20/2015	$43.00	(1,000)	$(365,000)
CBOE SPX® Volatility:
	11/18/2015	$21.00	(75)	(4,125)
	12/16/2015	23.00	(500)	(50,000)
Chipotle Mexican Grill, Inc.	11/20/2015	650.00	(25)	(21,000)
Honeywell International, Inc.	12/18/2015	87.50	(20)	(31,600)
Nabors Industries Ltd.	11/20/2015	12.00	(850)	(4,250)
Synchrony Financial:
	11/20/2015	30.00	(219)	(33,726)
	11/20/2015	32.00	(220)	(14,740)
Transocean Ltd.	11/20/2015	18.00	(750)	(19,500)
Valeant Pharmaceuticals International, Inc.:
	11/20/2015	120.00	(30)	(6,000)
	11/20/2015	130.00	(50)	(4,000)
Wal‐Mart Stores, Inc.	11/20/2015	60.00	(200)	(5,000)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $569,443)				(558,941)

Written Put Options (‐0.35%)
CBOE SPX® Volatility	12/16/2015	15.00	(500)	(31,000)
Facebook, Inc., Class A	11/20/2015	90.00	(500)	(29,500)
Financial Select Sector SPDR® Fund	11/20/2015	19.00	(2,000)	(4,000)
Gilead Sciences, Inc.	01/15/2016	90.00	(950)	(80,750)
Herbalife Ltd.	11/20/2015	40.00	(1,166)	(74,624)
International Business Machines Corp.:
	01/15/2016	130.00	(700)	(113,400)
	01/15/2016	135.00	(700)	(195,300)
iShares® iBoxx $ High Yield Corporate Bond ETF	01/15/2016	82.00	(2,000)	(149,000)

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Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

	Expiration Date	Exercise Price	Contracts	Value
Written Put Options (continued)
iShares® MSCI Brazil Capped ETF	11/20/2015	$17.00	(2,000)	$(6,000)
SPDR® S&P 500® ETF Trust:
	11/20/2015	183.00	(200)	(1,800)
	01/15/2016	184.00	(410)	(47,560)
Transocean Ltd.	11/20/2015	12.00	(5,000)	(100,000)
Valeant Pharmaceuticals International, Inc.:
	11/20/2015	85.00	(50)	(36,250)
	11/20/2015	100.00	(15)	(20,475)
	11/20/2015	150.00	(100)	(560,000)
Wal-Mart Stores, Inc.	11/20/2015	57.50	(200)	(23,800)

TOTAL WRITTEN PUT OPTIONS
(Premiums received $2,450,984)				(1,473,459)

TOTAL WRITTEN OPTIONS
(Premiums received $3,020,427)				$(2,032,400)

Annual Report | October 31, 2015	31

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

TOTAL RETURN SWAP CONTRACTS

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Appreciation
BAML	Amedisys, Inc.:
		$(3,025,297)	1-month LIBOR plus 0.40%[1]	11/10/15	$29,045
		(2,100,669)	1-month LIBOR plus 0.40%[2]	6/10/16	20,168
BAML	Angie's List, Inc.	1,548,226	1-month LIBOR plus 0.40%[2]	11/10/15	142,204
BAML	Anthem, Inc.:
		(3,015,937)	1-month LIBOR plus 0.40%[1]	2/10/16	120,074
		(1,555,140)	1-month LIBOR plus 0.40%[1]	3/10/16	61,915
BAML	Casey's General Stores, Inc.	(1,940,108)	1-month LIBOR plus 0.40%[1]	11/10/15	14,247
BAML	Chipotle Mexican Grill, Inc.	(3,782,479)	1-month LIBOR plus 0.40%[1]	11/10/15	96,419
BAML	Conn's, Inc.	(948,500)	1-month LIBOR plus 0.40%[1]	11/10/15	57,500
BAML	Facebook, Inc.	(16,106,467)	1-month LIBOR plus 0.40%[1]	11/10/15	273,259
BAML	iShares® Nasdaq Biotechnology ETF	(22,517,926)	1-month LIBOR plus 0.40%[1]	11/10/15	151,522
BAML	Jamba, Inc.	(1,250,641)	1-month LIBOR plus 0.40%[1]	11/10/15	3,776
BAML	Pier 1 Imports, Inc.	1,197,603	1-month LIBOR plus 0.40%[2]	11/10/15	33,894
BAML	Salesforce.com, Inc.:
		(3,349,068)	1-month LIBOR plus 0.40%[1]	11/10/15	1,724
		(849,837)	1-month LIBOR plus 0.40%[1]	5/10/06	437
BAML	Tesla Motors, Inc.:
		(2,890,398)	1-month LIBOR plus 0.40%[1]	11/10/15	47,771
		(690,112)	1-month LIBOR plus 0.40%[1]	4/11/16	11,406
		(1,491,965)	1-month LIBOR plus 0.40%[1]	5/10/16	24,658
BAML	Transocean Ltd.:
		6,733,655	1-month LIBOR plus 0.40%[2]	2/10/16	455,149
		1,235,563	1-month LIBOR plus 0.40%[2]	3/10/16	83,516

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Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Appreciation
BAML	Tyler Technologies, Inc.	$(3,924,924)	1-month LIBOR plus 0.40%[1]	11/10/15	$27,647
BAML	Valeant Pharmaceuticals International, Inc.	(3,963,564)	1-month LIBOR plus 0.40%[1]	11/10/15	666,581
BAML	Yelp, Inc.	(1,162,652)	1-month LIBOR plus 0.40%[1]	11/10/15	33,965
BAML	Zillow Group, Inc., Class A	(3,593,691)	1-month LIBOR plus 0.40%[1]	2/10/16	99,933
BAML	Zillow Group, Inc.:
		(1,409,434)	1-month LIBOR plus 0.40%[1]	11/10/15	29,735
		(154,173)	1-month LIBOR plus 0.40%[1]	2/10/16	3,253
		(676,649)	1-month LIBOR plus 0.40%[1]	5/10/16	14,275
					$2,504,073

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
BAML	Acuity Brands, Inc.	$(6,042,104)	1-month LIBOR plus 0.40%[1]	11/10/15	$(263,686)
BAML	Adobe Systems, Inc.	(3,283,257)	1-month LIBOR plus 0.40%[1]	11/10/15	(22,590)
BAML	Amazon.com, Inc.:
		(13,721,606)	1-month LIBOR plus 0.40%[1]	11/10/15	(326,433)
		(2,002,880)	1-month LIBOR plus 0.40%[1]	12/10/15	(47,648)
		(1,796,333)	1-month LIBOR plus 0.40%[1]	2/10/16	(42,734)
BAML	athenahealth, Inc.:
		(3,260,448)	1-month LIBOR plus 0.40%[1]	11/10/15	(64,589)
		(2,088,565)	1-month LIBOR plus 0.40%[1]	1/11/16	(41,374)
		(2,335,077)	1-month LIBOR plus 0.40%[1]	2/10/16	(46,257)
		(3,257,094)	1-month LIBOR plus 0.40%[1]	8/10/16	(64,522)
		(1,392,783)	1-month LIBOR plus 0.40%[1]	5/10/16	(27,591)
		(979,034)	1-month LIBOR plus 0.40%[1]	9/12/16	(19,394)

Annual Report | October 31, 2015	33

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

Swap Counterparty	Reference Obligation	Notional Amount	Fixed Rate/ Floating Rate	Termination Date	Unrealized Depreciation
BAML	Autoliv, Inc.	$(3,847,309)	1-month LIBOR plus 0.40%[1]	1/11/16	$(25,386)
BAML	Blackbaud, Inc.:
		(1,050,998)	1-month LIBOR plus 0.40%[1]	11/10/15	(6,203)
		(4,121,429)	1-month LIBOR plus 0.40%[1]	3/10/16	(24,325)
BAML	Cliffs Natural Resources, Inc.:
		(621,000)	1-month LIBOR plus 0.40%[1]	4/11/16	(29,250)
		(138,000)	1-month LIBOR plus 0.40%[1]	5/10/16	(6,500)
BAML	GATX Corp.:
		(2,784,394)	1-month LIBOR plus 0.40%[1]	11/10/15	(116,265)
		(2,284,097)	1-month LIBOR plus 0.40%[1]	2/10/16	(95,375)
BAML	HomeAway, Inc.	(5,231,228)	1-month LIBOR plus 0.40%[1]	11/10/15	(109,398)
BAML	Lennox International, Inc.:
		(3,112,801)	1-month LIBOR plus 0.40%[1]	11/10/15	(134,300)
		(3,916,434)	1-month LIBOR plus 0.40%[1]	5/10/16	(168,972)
BAML	LinkedIn Corp.	(8,247,389)	1-month LIBOR plus 0.40%[1]	11/10/15	(1,063,493)
BAML	Manhattan Associates, Inc.:
		(6,761,209)	1-month LIBOR plus 0.40%[1]	11/10/15	(62,183)
		(1,682,034)	1-month LIBOR plus 0.40%[1]	1/11/16	(15,470)
BAML	Marketo, Inc.	(2,888,290)	1-month LIBOR plus 0.40%[1]	11/10/15	(106,974)
BAML	Martin Marietta Materials, Inc.	(5,334,988)	1-month LIBOR plus 0.40%[1]	11/10/15	(279,558)
BAML	Mattress Firm Holding Corp.	(2,031,866)	1-month LIBOR plus 0.40%[1]	11/10/15	(87,346)
BAML	Mercury General Corp.	(2,924,101)	1-month LIBOR plus 0.40%[1]	11/10/15	(66,051)
BAML	Nationstar Mortgage Holdings, Inc.	7,347,320	1-month LIBOR plus 0.40%[2]	11/10/15	(77,515)
BAML	NetFlix, Inc.	(16,883,003)	1-month LIBOR plus 0.40%[1]	11/10/15	(827,170)

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Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

Swap Counterparty	Reference Obligation	Notional Amount	Fixed Rate/ Floating Rate	Termination Date	Unrealized Depreciation
BAML	NetSuite, Inc.	$(3,303,353)	1-month LIBOR plus 0.40%[1]	11/10/15	$(26,017)
BAML	Nordson Corp.	(1,377,497)	1-month LIBOR plus 0.40%[1]	11/10/15	(43,313)
BAML	OPKO Health, Inc.	(1,292,902)	1-month LIBOR plus 0.40%[1]	11/10/15	(25,995)
BAML	Palo Alto Networks, Inc.:
		(10,050,747)	1-month LIBOR plus 0.40%[1]	11/10/15	(149,825)
		(845,250)	1-month LIBOR plus 0.40%[1]	1/11/16	(12,600)
BAML	Pool Corp.	(6,663,041)	1-month LIBOR plus 0.40%[1]	11/10/15	(34,320)
BAML	Repligen Corp.	(4,017,486)	1-month LIBOR plus 0.40%[1]	11/10/15	(72,518)
BAML	Restoration Hardware Holdings, Inc.:
		(3,806,598)	1-month LIBOR plus 0.40%[1]	11/10/15	(138,100)
		(3,405,887)	1-month LIBOR plus 0.40%[1]	2/10/16	(123,562)
BAML	Splunk, Inc.	(7,580,758)	1-month LIBOR plus 0.40%[1]	11/10/15	(205,177)
BAML	SPS Commerce, Inc.	(1,498,955)	1-month LIBOR plus 0.40%[1]	11/10/15	(626)
BAML	Thermo Fisher Scientific, Inc.	(5,058,570)	1-month LIBOR plus 0.40%[1]	2/10/16	(154,333)
BAML	Tiffany & Co.	(1,742,287)	1-month LIBOR plus 0.40%[1]	11/10/15	(61,077)
BAML	Toro Co.	(3,267,245)	1-month LIBOR plus 0.40%[1]	11/10/15	(55,127)
BAML	Tractor Supply Co.	(5,277,594)	1-month LIBOR plus 0.40%[1]	11/10/15	(98,252)
BAML	TripAdvisor, Inc.:
		(5,106,391)	1-month LIBOR plus 0.40%[1]	11/10/15	(123,119)
		(1,950,566)	1-month LIBOR plus 0.40%[1]	3/10/16	(47,030)
BAML	Under Armour, Inc.:
		(10,028,468)	1-month LIBOR plus 0.40%[1]	11/10/15	(36,916)
		(4,696,952)	1-month LIBOR plus 0.40%[1]	6/10/16	(17,290)

Annual Report | October 31, 2015	35

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

Swap Counterparty	Reference Obligation	Notional Amount	Fixed Rate/ Floating Rate	Termination Date	Unrealized Depreciation
BAML	Vail Resorts, Inc.:
		$(40,987)	1-month LIBOR plus 0.40%[1]	11/10/15	$(370)
		(5,970,178)	1-month LIBOR plus 0.40%[1]	4/11/16	(53,861)
BAML	Workday, Inc.:
		(3,709,774)	1-month LIBOR plus 0.40%[1]	11/10/15	(83,149)
		(734,421)	1-month LIBOR plus 0.40%[1]	12/10/15	(16,461)
		(862,273)	1-month LIBOR plus 0.40%[1]	3/10/16	(19,327)
		(605,858)	1-month LIBOR plus 0.40%[1]	9/12/16	(13,579)
BAML	Xylem, Inc.	(1,840,526)	1-month LIBOR plus 0.40%[1]	11/10/15	(28,308)
					$(5,908,804)

[1]	Fund pays the positive return of the reference entity and receives the floating rate and any negative return on the reference entity.
[2]	Fund pays the floating rate and any negative return on the reference entity and receives any positive return of the reference entity.

TOTAL RETURN FUTURES SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Currency	Termination Date	Unrealized Depreciation
BAML	Euro - BTP Future	$(22,648,062)	EUR	12/10/2015	$(1,110,678)
BAML	Euro - OAT Future	(36,306,398)	EUR	12/10/2015	(1,239,953)
BAML	Euro - BUXL Future	(7,550,986)	EUR	12/10/2015	(335,014)
					$(2,685,645)

Common Abbreviations:
ADR - American Depository Receipt.
CBOE- Chicago Board Options Exchange.
CVR - Contingent Value Rights.
ETF - Exchange Traded Fund.
Euro - BTP - Italian government bond futures.
Euro - OAT - French government bond futures.
Euro - BUXL - German government bond futures.
LIBOR - London Interbank Offered Rate.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.

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Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

SA – Generally designated corporations in various countries, mostly those employing civil law.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.
SPX - S&P 500® Index.

Annual Report | October 31, 2015	37

Whitebox Tactical Opportunities Fund	Schedule of Investments

October 31, 2015

Sector Allocation Chart as of October 31, 2015 (% of Net Assets)
 (Cash, Cash equivalents and Swaps not included)

See Notes to Financial Statements.

38	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS (89.26%)
Basic Materials (0.48%)
Chemicals (0.22%)
Gulf Resources, Inc.(a)	12,693	$21,705
OMNOVA Solutions, Inc.(a)(b)	14,864	106,724
		128,429

Forest Products & Paper (0.26%)
Domtar Corp.	3,701	152,629

Total Basic Materials		281,058

Communications (5.12%)
Advertising (1.25%)
The Interpublic Group of Cos., Inc.	31,809	729,381

Internet (2.42%)
Attunity Ltd.(a)	6,586	82,621
Boingo Wireless, Inc.(a)	30,308	234,281
Connecture, Inc.(a)	9,365	55,253
DHI Group, Inc.(a)	5,370	48,598
Global Eagle Entertainment, Inc.(a)	19,461	259,221
Perion Network Ltd.(a)(b)	64,216	135,496
The Priceline Group, Inc.(a)(b)	371	539,523
Rightside Group Ltd.(a)	7,390	59,490
		1,414,483

Media (0.35%)
Cumulus Media, Inc., Class A(a)(b)	114,987	52,791
Time, Inc.	8,328	154,734
		207,525

Telecommunications (1.10%)
Extreme Networks, Inc.(a)	67,461	242,185
Ruckus Wireless, Inc.(a)	13,164	148,490
West Corp.	10,672	254,100
		644,775

Total Communications		2,996,164

Consumer, Cyclical (16.66%)
Airlines (1.86%)
American Airlines Group, Inc., Escrow Shares(a)	52,166	75,640

Annual Report | October 31, 2015	39

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Consumer, Cyclical (continued)
United Continental Holdings, Inc.(a)(b)	16,741	$1,009,650
		1,085,290

Apparel (0.39%)
Rocky Brands, Inc.	17,998	229,475

Auto Manufacturers (0.62%)
General Motors Co.	10,376	362,226

Auto Parts & Equipment (2.64%)
American Axle & Manufacturing Holdings, Inc.(a)	13,150	291,404
Modine Manufacturing Co.(a)	26,150	218,876
Tower International, Inc.(a)(b)	37,603	1,032,954
		1,543,234

Distribution/Wholesale (1.10%)
HD Supply Holdings, Inc.(a)(b)	12,512	372,733
Ingram Micro, Inc., Class A	9,172	273,142
		645,875

Entertainment (0.69%)
Marriott Vacations Worldwide Corp.	996	64,143
RCI Hospitality Holdings, Inc.(a)(b)	24,966	248,162
Speedway Motorsports, Inc.	4,826	89,136
		401,441

Home Builders (0.68%)
Century Communities, Inc.(a)	4,389	83,742
William Lyon Homes, Class A(a)(b)	14,638	312,375
		396,117

Home Furnishings (2.12%)
Harman International Industries, Inc.	5,048	555,078
Select Comfort Corp.(a)	5,711	121,073
Whirlpool Corp.(b)	3,519	563,533
		1,239,684

Lodging (0.20%)
Century Casinos, Inc.(a)	17,391	118,259

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Consumer, Cyclical (continued)
Office Furnishings (0.59%)
Herman Miller, Inc.	10,950	$347,443

Retail (5.77%)
Brinker International, Inc.	1,377	62,667
Cracker Barrel Old Country Store, Inc.	2,735	375,953
Del Frisco's Restaurant Group, Inc.(a)(b)	17,214	231,872
Dillard's, Inc., Class A	3,274	292,957
Dollar General Corp.(b)	8,214	556,663
Ezcorp, Inc., Class A(a)	27,142	180,766
Levy Acquisition Corp.(a)	24,680	289,496
Pier 1 Imports, Inc.	24,090	178,748
Sally Beauty Holdings, Inc.(a)	7,475	175,737
Sonic Automotive, Inc., Class A(b)	14,140	352,652
Texas Roadhouse, Inc.(b)	10,456	359,164
Tile Shop Holdings, Inc.(a)	21,668	314,403
		3,371,078

Total Consumer, Cyclical		9,740,122

Consumer, Non-cyclical (24.95%)
Beverages (1.92%)
Dr. Pepper Snapple Group, Inc.	4,982	445,242
PepsiCo, Inc.	6,607	675,169
		1,120,411

Biotechnology (3.32%)
AMAG Pharmaceuticals, Inc.(a)	12,993	519,720
Amgen, Inc.	2,005	317,151
ANI Pharmaceuticals, Inc.(a)	4,512	188,782
Biogen, Inc.(a)	1,064	309,103
Cambrex Corp.(a)	4,618	212,289
RTI Surgical, Inc.(a)	43,391	182,459
Vertex Pharmaceuticals, Inc.(a)	1,682	209,813
		1,939,317

Commercial Services (2.59%)
ARC Document Solutions, Inc.(a)	41,064	255,418
Everi Holdings, Inc.(a)(b)	174,367	816,038
Landauer, Inc.	952	37,594
Liberty Tax, Inc.	2,785	64,306
Multi-Color Corp.	3,525	274,386

Annual Report | October 31, 2015	41

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Consumer, Non-cyclical (continued)
Net 1 UEPS Technologies, Inc.(a)	4,006	$68,222
		1,515,964

Food (1.94%)
Cosan Ltd., Class A(b)	10,705	37,467
General Mills, Inc.	3,938	228,837
Performance Food Group Co.(a)	13,426	305,710
Pinnacle Foods, Inc.	5,146	226,836
SpartanNash Co.	4,505	125,690
SUPERVALU, Inc.(a)	31,965	210,010
		1,134,550

Healthcare-Products (4.44%)
Alere, Inc.(a)	7,397	341,150
BioTelemetry, Inc.(a)	21,713	282,703
Cynosure, Inc., Class A(a)(b)	7,414	279,063
Greatbatch, Inc.(a)(b)	4,612	246,511
InfuSystems Holdings, Inc.(a)	8,837	24,037
Medtronic PLC	12,334	911,729
MiMedx Group, Inc.(a)(b)	22,274	162,155
Patterson Cos., Inc.	5,796	274,730
Syneron Medical Ltd.(a)	9,361	75,918
		2,597,996

Healthcare-Services (4.05%)
Air Methods Corp.(a)	7,764	317,781
Anthem, Inc.	2,070	288,040
DaVita HealthCare(a)	9,791	758,900
Molina Healthcare(a)	2,611	161,882
UnitedHealth Group, Inc.	7,159	843,187
		2,369,790

Household Products/Wares (0.12%)
Summer Infant, Inc.(a)(b)	40,060	69,304

Pharmaceuticals (6.57%)
Bristol-Myers Squibb Co.(b)	6,893	454,593
Cardinal Health, Inc.	5,091	418,480
Depomed, Inc.(a)	4,501	78,767
Insys Therapeutics, Inc.(a)	5,925	152,628
Johnson & Johnson(b)	7,652	773,082
Lannett Co., Inc.(a)	1,645	73,647
McKesson Corp.	1,994	356,527

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Consumer, Non-cyclical (continued)
Mead Johnson Nutrition Co.	3,514	$288,148
Merck & Co., Inc.	5,805	317,301
Phibro Animal Health Corp., Class A	12,966	432,546
Sagent Pharmaceuticals, Inc.(a)	8,307	139,641
Sucampo Pharmaceuticals, Inc., Class A(a)	18,290	354,094
		3,839,454

Total Consumer, Non-cyclical		14,586,786

Energy (1.99%)
Energy-Alternate Sources (0.04%)
Pacific Ethanol, Inc.(a)	3,546	21,312

Oil & Gas (1.92%)
Atwood Oceanics, Inc.	46,503	769,624
Gran Tierra Energy, Inc.(a)(b)	145,867	350,081
		1,119,705

Oil & Gas Services (0.03%)
Profire Energy, Inc.(a)	19,150	20,108

Total Energy		1,161,125

Financials (17.14%)
Banks (0.57%)
First Bancorp	2,222	41,174
Horizon Bancorp	7,662	199,978
Univest Corp. of Pennsylvania	4,553	89,648
		330,800

Diversified Financial Services (7.58%)
AerCap Holdings NV(a)(b)	8,408	348,932
Ally Financial, Inc.(a)(b)	24,977	497,542
Consumer Portfolio Services, Inc.(a)(b)	72,326	392,007
Encore Capital Group, Inc.(a)(b)	20,070	816,849
Evercore Partners, Inc., Class A(b)	1,699	91,746
Federal Agricultural Mortgage Corp., Class C(b)	14,715	432,032
GAIN Capital Holdings, Inc.	18,080	134,696
JG Wentworth Co., Class A(a)(b)	148,907	762,404
Nationstar Mortgage Holdings, Inc.(a)(b)	14,650	194,405
Nelnet, Inc., Class A(b)	5,578	199,581
NorthStar Asset Management Group, Inc.	6,287	91,979
Ocwen Financial Corp.(a)	12,435	86,921

Annual Report | October 31, 2015	43

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Financials (continued)
Oppenheimer Holdings, Inc., Class A(b)	3,381	$62,041
Regional Management Corp.(a)	13,831	225,584
Stonegate Mortgage Corp.(a)	16,145	92,511
		4,429,230

Insurance (0.80%)
Lincoln National Corp.(b)	2,059	110,177
Maiden Holdings Ltd.	5,459	84,888
National Western Life Insurance Co., Class A(b)	1,061	273,727
		468,792

Investment Companies (2.11%)
American Capital Ltd.(a)(b)	96,610	1,235,642

Multi-National (0.49%)
Banco Latinoamericano de Comercio Exterior SA, Class E	10,572	285,761

Real Estate Investment Trusts (4.22%)
Bluerock Residential Growth REIT, Inc.	6,057	70,988
Cherry Hill Mortgage Investment Corp.(b)	20,414	300,086
Communications Sales & Leasing, Inc.	13,927	279,793
New Residential Investment Corp.(b)	19,341	234,606
New Senior Investment Group, Inc.(b)	83,558	837,251
Newcastle Investment Corp.	15,043	74,012
NexPoint Residential Trust, Inc.	5,619	74,058
Preferred Apartment Communities, Inc., Class A	22,571	247,153
RAIT Financial Trust(b)	72,433	351,300
		2,469,247

Savings & Loans (1.37%)
Banc of California, Inc.(b)	28,698	374,222
HomeStreet, Inc.(a)	3,935	82,359
Meta Financial Group, Inc.	1,783	76,812
Pacific Premier Bancorp, Inc.(a)(b)	12,491	266,683
		800,076

Total Financials		10,019,548

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Industrials (17.87%)
Aerospace & Defense (0.78%)
United Technologies Corp.(b)	4,610	$453,670

Building Materials (1.20%)
Builders FirstSource, Inc.(a)	1,914	22,623
Continental Building Products, Inc.(a)	16,817	295,475
Martin Marietta Materials, Inc.	2,494	386,944
		705,042

Electrical Components & Equipment (3.18%)
EnerSys	3,520	214,685
Hubbell, Inc., Class B(b)	11,347	1,098,957
Insteel Industries, Inc.	3,970	84,918
PowerSecure International, Inc.(a)(b)	36,798	458,503
		1,857,063

Electronics (2.23%)
Bel Fuse, Inc., Class B	8,021	144,619
Methode Electronics, Inc.(b)	22,472	748,992
Orbotech Ltd.(a)	18,892	312,663
SuperCom Ltd.(a)	12,227	96,715
		1,302,989

Engineering & Construction (1.73%)
AECOM(a)	14,373	423,572
EMCOR Group, Inc.	9,363	452,046
Tutor Perini Corp.(a)	8,286	139,039
		1,014,657

Miscellaneous Manufacturing (4.73%)
Carlisle Cos., Inc.	6,858	596,646
Federal Signal Corp.(b)	7,898	118,944
Illinois Tool Works, Inc.	11,471	1,054,644
ITT Corp.	9,020	357,012
Park-Ohio Holdings Corp.	2,864	98,808
Proto Labs, Inc.(a)	8,359	541,997
		2,768,051

Packaging & Containers (0.48%)
Owens-Illinois, Inc.(a)	12,930	278,641

Annual Report | October 31, 2015	45

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
Industrials (continued)
Transportation (3.54%)
CSX Corp.	34,349	$927,079
Navigator Holdings Ltd.(a)	6,750	96,727
Navios Maritime Acquisition Corp.	23,820	85,276
Safe Bulkers, Inc.(b)	24,699	76,073
Swift Transportation Co.(a)	20,406	318,946
Tsakos Energy Navigation Ltd.	15,133	135,743
Union Pacific Corp.	4,816	430,310
		2,070,154

Total Industrials		10,450,267

Technology (5.05%)
Computers (2.94%)
Apple, Inc.	4,191	500,824
Cognizant Technology Solutions Corp., Class A(a)	3,171	215,977
Datalink Corp.(a)	13,597	99,258
Leidos Holdings, Inc.	1,490	78,329
Planar Systems, Inc.(a)	55,208	343,946
Quantum Corp.(a)(b)	439,874	369,494
USA Tech, Inc.(a)	38,958	110,641
		1,718,469

Office/Business Equipment (0.70%)
Xerox Corp.(b)	43,922	412,428

Semiconductors (1.19%)
Integrated Device Technology, Inc.(a)	20,099	512,525
Sequans Communications SA, ADR(a)	45,197	84,066
Synaptics, Inc.(a)	1,135	96,577
		693,168

Software (0.22%)
Acxiom Corp.(a)(b)	4,392	97,151
Planet Payment, Inc.(a)	9,831	29,493
		126,644

Total Technology		2,950,709

TOTAL COMMON STOCKS
(Cost $55,728,095)		52,185,779

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

	Shares	Value
EXCHANGE TRADED FUNDS (0.19%)
Equity Funds (0.19%)
Market Vectors® Gold Miners ETF(b)	7,451	$111,467

TOTAL EXCHANGE TRADED FUNDS
(Cost $149,450)		111,467

	Shares	Value
WARRANTS (0.00%) (c)
EnteroMedics, Inc., Strike Price: $1.90, Expires: 09/28/2016	19,964	42

TOTAL Warrants
(Cost $26,248)		42

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (12.66%)
Money Market Fund (12.66%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	7,403,743	7,403,743

TOTAL SHORT TERM INVESTMENTS
(Cost $7,403,743)			7,403,743

TOTAL INVESTMENTS (102.11%)
(Cost $63,307,536)			59,701,031

Liabilities in Excess of Other Assets (-2.11%)			(1,233,771)
NET ASSETS (100.00%)			$58,467,260

(a)	Non-income producing security.
(b)
Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $13,066,264.

(c)	Less than 0.005% of Net Assets.

Annual Report | October 31, 2015	47

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

TOTAL RETURN SWAP CONTRACTS

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Appreciation
UBS	Alaska Air Group, Inc.	$(243,695)	1-month LIBOR plus 0.40%[1]	7/2/18	$7,837
UBS	Armstrong World Industries, Inc.	(342,676)	1-month LIBOR plus 0.40%[1]	7/2/18	40,366
UBS	B/E Aerospace, Inc.	(291,794)	1-month LIBOR plus 0.40%[1]	7/2/18	6,812
UBS	Big 5 Sporting Goods Corp.	(160,482)	1-month LIBOR plus 0.40%[1]	7/2/18	17,243
UBS	Catalent, Inc.	(142,416)	1-month LIBOR plus 0.40%[1]	7/2/18	1,413
UBS	Caterpillar, Inc.	(321,448)	1-month LIBOR plus 0.40%[1]	7/2/18	1,457
UBS	CLARCOR, Inc.	(395,689)	1-month LIBOR plus 0.40%[1]	7/2/18	16,513
UBS	Conn’s, Inc.	(120,384)	1-month LIBOR plus 0.40%[1]	7/2/18	78,794
UBS	Deltic Timber Corp.	(644,136)	1-month LIBOR plus 0.40%[1]	7/2/18	64,760
UBS	Diamond Offshore Drilling, Inc.	(792,874)	1-month LIBOR plus 0.40%[1]	7/2/18	161,373
UBS	Donaldson Co., Inc.	(231,543)	1-month LIBOR plus 0.40%[1]	7/2/18	14,223
UBS	Dunkin’ Brands Group, Inc.	(219,225)	1-month LIBOR plus 0.40%[1]	7/2/18	59,963
UBS	Entellus Medical, Inc.	(79,615)	1-month LIBOR plus 0.40%[1]	7/2/18	14,392
UBS	Essex Property Trust, Inc., REIT	(758,975)	1-month LIBOR plus 0.40%[1]	7/2/18	5,847
UBS	Fiesta Restaurant Group, Inc.	(164,672)	1-month LIBOR plus 0.40%[1]	7/2/18	66,074
UBS	First Financial Bankshares, Inc.	(346,436)	1-month LIBOR plus 0.40%[1]	7/2/18	16,273
UBS	Gogo, Inc.	(45,965)	1-month LIBOR plus 0.40%[1]	7/2/18	18,508
UBS	HCA Holdings, Inc.	(356,814)	1-month LIBOR plus 0.40%[1]	7/2/18	97,592
UBS	Heartland Express, Inc.	(187,999)	1-month LIBOR plus 0.40%[1]	7/2/18	21,992
UBS	Ignite Restaurant Group, Inc.	(30,698)	1-month LIBOR plus 0.40%[1]	7/2/18	8,914
UBS	iShares® Nasdaq Biotechnology ETF	(1,584,665)	1-month LIBOR plus 0.40%[1]	7/2/18	127,920

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Appreciation
UBS	iShares® Russell 2000® ETF	$(15,829,377)	1-month LIBOR plus 0.40%[1]	7/2/18	$483,041
UBS	Kansas City Southern	(412,062)	1-month LIBOR plus 0.40%[1]	7/2/18	67,022
UBS	Knowles Corp.	(228,342)	1-month LIBOR plus 0.40%[1]	7/2/18	57,373
UBS	Lindsay Corp.	(379,297)	1-month LIBOR plus 0.40%[1]	7/2/18	78,253
UBS	The Manitowoc Co., Inc.	(401,273)	1-month LIBOR plus 0.40%[1]	7/2/18	11,904
UBS	Masonite International Corp.	(250,676)	1-month LIBOR plus 0.40%[1]	7/2/18	2,365
UBS	Mercury General Corp.	(174,020)	1-month LIBOR plus 0.40%[1]	7/2/18	7,568
UBS	Moog, Inc., Class A	(285,825)	1-month LIBOR plus 0.40%[1]	7/2/18	23,199
UBS	NuVasive, Inc.	(150,676)	1-month LIBOR plus 0.40%[1]	7/2/18	320
UBS	Panera Bread Co., Class A	(293,547)	1-month LIBOR plus 0.40%[1]	7/2/18	10,971
UBS	Papa John’s International, Inc.	(287,136)	1-month LIBOR plus 0.40%[1]	7/2/18	11,354
UBS	Party City Holdco, Inc.	(171,518)	1-month LIBOR plus 0.40%[1]	7/2/18	5,495
UBS	Paylocity Holding Corp.	(104,973)	1-month LIBOR plus 0.40%[1]	7/2/18	5,877
UBS	Pennsylvania Real Estate Investment Trust	(87,829)	1-month LIBOR plus 0.40%[1]	7/2/18	1,678
UBS	Pentair PLC	(404,078)	1-month LIBOR plus 0.40%[1]	7/2/18	13,931
UBS	People’s United Financial, Inc.	(322,381)	1-month LIBOR plus 0.40%[1]	7/2/18	4,903
UBS	Rave Restaurant Group, Inc.	(3,985)	1-month LIBOR plus 0.40%[1]	7/2/18	1,142
UBS	Red Robin Gourmet Burgers, Inc.	(136,000)	1-month LIBOR plus 0.40%[1]	7/2/18	6,177
UBS	RPC, Inc.	(94,957)	1-month LIBOR plus 0.40%[1]	7/2/18	1,675
UBS	Sears Holdings Corp. (Warrant)	(19,047)	1-month LIBOR plus 0.40%[1]	7/2/18	1,561

Annual Report | October 31, 2015	49

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Appreciation
UBS	SodaStream International Ltd.	$(170,907)	1-month LIBOR plus 0.40%[1]	7/2/18	$6,986
UBS	SPDR® S&P® Retail ETF	(668,709)	1-month LIBOR plus 0.40%[1]	7/2/18	11,131
UBS	The Spectranetics Corp.	(164,445)	1-month LIBOR plus 0.40%[1]	7/2/18	111,424
UBS	Sportsman’s Warehouse Holdings, Inc.	(159,657)	1-month LIBOR plus 0.40%[1]	7/2/18	19,249
UBS	Stratasys Ltd.	(40,851)	1-month LIBOR plus 0.40%[1]	7/2/18	5,400
UBS	Sun Hydraulics Corp.	(158,957)	1-month LIBOR plus 0.40%[1]	7/2/18	39,418
UBS	Tenet Healthcare Corp.	(254,536)	1-month LIBOR plus 0.40%[1]	7/2/18	79,956
UBS	Thermo Fisher Scientific, Inc.	(253,321)	1-month LIBOR plus 0.40%[1]	7/2/18	6,772
UBS	Tootsie Roll Industries, Inc.	(359,329)	1-month LIBOR plus 0.40%[1]	7/2/18	9,018
UBS	TransDigm Group, Inc.	(247,991)	1-month LIBOR plus 0.40%[1]	7/2/18	6,838
UBS	Valeant Pharmaceuticals International, Inc.	(62,732)	1-month LIBOR plus 0.40%[1]	7/2/18	7,659
UBS	Vascular Solutions, Inc.	(157,356)	1-month LIBOR plus 0.40%[1]	7/2/18	13,357
UBS	Violin Memory, Inc.	(17,063)	1-month LIBOR plus 0.40%[1]	7/2/18	6,676
UBS	Westamerica Bancorporation	(710,455)	1-month LIBOR plus 0.40%[1]	7/2/18	117,754
UBS	Wright Medical Group NV	(151,412)	1-month LIBOR plus 0.40%[1]	7/2/18	40,128
UBS	Zillow, Inc., Class A	(31,899)	1-month LIBOR plus 0.40%[1]	7/2/18	1,095
					$2,126,936

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
UBS	Abaxis, Inc.	$(194,815)	1-month LIBOR plus 0.40%[1]	7/2/18	$(17,507)
UBS	Allegion PLC	(280,752)	1-month LIBOR plus 0.40%[1]	7/2/18	(23,033)
UBS	Altra Industrial Motion Corp.	(280,688)	1-month LIBOR plus 0.40%[1]	7/2/18	(9,610)

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
UBS	Applied Micro Circuits Corp.	$(130,345)	1-month LIBOR plus 0.40%[1]	7/2/18	$(13,031)
UBS	athenahealth, Inc.	(196,508)	1-month LIBOR plus 0.40%[1]	7/2/18	(50,415)
UBS	Autoliv, Inc.	(921,788)	1-month LIBOR plus 0.40%[1]	7/2/18	(112,337)
UBS	AvalonBay Communities, Inc., REIT	(265,042)	1-month LIBOR plus 0.40%[1]	7/2/18	(9,730)
UBS	BankFinancial Corp.	(70,047)	1-month LIBOR plus 0.40%[1]	7/2/18	(1,308)
UBS	Brady Corp., Class A	(376,626)	1-month LIBOR plus 0.40%[1]	7/2/18	(37,652)
UBS	Cantel Medical Corp.	(226,865)	1-month LIBOR plus 0.40%[1]	7/2/18	(22,794)
UBS	CIRCOR International, Inc.	(154,934)	1-month LIBOR plus 0.40%[1]	7/2/18	(7,569)
UBS	Citizens, Inc.	(247,808)	1-month LIBOR plus 0.40%[1]	7/2/18	(30,980)
UBS	Clifton Bancorp, Inc.	(196,874)	1-month LIBOR plus 0.40%[1]	7/2/18	(5,810)
UBS	Consumer Discretionary Select Sector SPDR® Fund	(603,712)	1-month LIBOR plus 0.40%[1]	7/2/18	(49,814)
UBS	Consumer Staples Select Sector SPDR® Fund	(818,481)	1-month LIBOR plus 0.40%[1]	7/2/18	(6,030)
UBS	Cooper Tire & Rubber Co.	(277,068)	1-month LIBOR plus 0.40%[1]	7/2/18	(52,709)
UBS	Costco Wholesale Corp.	(269,911)	1-month LIBOR plus 0.40%[1]	7/2/18	(25,444)
UBS	DENTSPLY International, Inc.	(243,583)	1-month LIBOR plus 0.40%[1]	7/2/18	(20,783)
UBS	Dynagas LNG Partners LP	303,210	1-month LIBOR plus 0.40%[2]	7/2/18	(25,211)
UBS	Ecolab, Inc.	(320,251)	1-month LIBOR plus 0.40%[1]	7/2/18	(13,864)
UBS	Equity One, Inc., REIT	(298,148)	1-month LIBOR plus 0.40%[1]	7/2/18	(23,000)
UBS	Erie Indemnity Co., Class A	(655,863)	1-month LIBOR plus 0.40%[1]	7/2/18	(23,743)
UBS	ESCO Technologies, Inc.	(259,185)	1-month LIBOR plus 0.40%[1]	7/2/18	(10,280)

Annual Report | October 31, 2015	51

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
UBS	Fastenal Co.	$(401,468)	1-month LIBOR plus 0.40%[1]	7/2/18	$(22,277)
UBS	Federal Realty Investment Trust	(440,945)	1-month LIBOR plus 0.40%[1]	7/2/18	(27,852)
UBS	Flowserve Corp.	(157,114)	1-month LIBOR plus 0.40%[1]	7/2/18	(4,112)
UBS	Fortress Investment Group LLC	133,928	1-month LIBOR plus 0.40%[2]	7/2/18	(8,359)
UBS	Fortune Brands Home & Security, Inc.	(361,391)	1-month LIBOR plus 0.40%[1]	7/2/18	(40,566)
UBS	Genesee & Wyoming, Inc.	(419,778)	1-month LIBOR plus 0.40%[1]	7/2/18	(20,201)
UBS	Gentherm, Inc.	(252,584)	1-month LIBOR plus 0.40%[1]	7/2/18	(9,170)
UBS	Gorman-Rupp Co.	(352,658)	1-month LIBOR plus 0.40%[1]	7/2/18	(5,064)
UBS	Haverty Furniture Cos., Inc.	(148,677)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,638)
UBS	Hawaiian Holdings	(224,162)	1-month LIBOR plus 0.40%[1]	7/2/18	(68,598)
UBS	Health Care Select Sector SPDR® Fund	(2,878,640)	1-month LIBOR plus 0.40%[1]	7/2/18	(159,375)
UBS	Healthcare Services Group, Inc.	(185,629)	1-month LIBOR plus 0.40%[1]	7/2/18	(10,083)
UBS	iShares® PHLX Semiconductor ETF	(182,214)	1-month LIBOR plus 0.40%[1]	7/2/18	(23,315)
UBS	J&J Snack Foods Corp.	(110,265)	1-month LIBOR plus 0.40%[1]	7/2/18	(8,416)
UBS	j2 Global, Inc.	(169,447)	1-month LIBOR plus 0.40%[1]	7/2/18	(19,253)
UBS	JMP Group LLC	173,891	1-month LIBOR plus 0.40%[2]	7/2/18	(38,418)
UBS	Kohl’s Corp.	(309,188)	1-month LIBOR plus 0.40%[1]	7/2/18	(1,659)
UBS	Lennox International, Inc.	(269,206)	1-month LIBOR plus 0.40%[1]	7/2/18	(40,897)
UBS	Macy’s, Inc.	(313,323)	1-month LIBOR plus 0.40%[1]	7/2/18	(5,486)
UBS	MakeMyTrip Ltd.	(198,654)	1-month LIBOR plus 0.40%[1]	7/2/18	(20,562)
UBS	Mattress Firm Holding Corp.	(314,422)	1-month LIBOR plus 0.40%[1]	7/2/18	(14,453)

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Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
UBS	Mohawk Industries, Inc.	$(248,285)	1-month LIBOR plus 0.40%[1]	7/2/18	$(1,460)
UBS	Navistar International Corp.	(139,334)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,095)
UBS	Neogen Corp.	(561,147)	1-month LIBOR plus 0.40%[1]	7/2/18	(51,488)
UBS	New Relic, Inc.	(97,975)	1-month LIBOR plus 0.40%[1]	7/2/18	(3,350)
UBS	Nordson Corp.	(238,583)	1-month LIBOR plus 0.40%[1]	7/2/18	(14,598)
UBS	Oshkosh Corp.	(145,541)	1-month LIBOR plus 0.40%[1]	7/2/18	(910)
UBS	Parker-Hannifin Corp.	(150,768)	1-month LIBOR plus 0.40%[1]	7/2/18	(1,193)
UBS	Pool Corp.	(333,091)	1-month LIBOR plus 0.40%[1]	7/2/18	(43,703)
UBS	Regency Centers Corp., REIT	(512,011)	1-month LIBOR plus 0.40%[1]	7/2/18	(41,379)
UBS	Restoration Hardware Holdings, Inc.	(217,004)	1-month LIBOR plus 0.40%[1]	7/2/18	(8,361)
UBS	RLI Corp.	(1,051,366)	1-month LIBOR plus 0.40%[1]	7/2/18	(132,460)
UBS	Silicon Laboratories, Inc.	(417,849)	1-month LIBOR plus 0.40%[1]	7/2/18	(13,602)
UBS	Smart & Final Stores, Inc.	(260,942)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,318)
UBS	Sonoco Products Co.	(353,857)	1-month LIBOR plus 0.40%[1]	7/2/18	(6,734)
UBS	Starbucks Corp.	(294,142)	1-month LIBOR plus 0.40%[1]	7/2/18	(26,310)
UBS	SunCoke Energy Partners LP	54,074	1-month LIBOR plus 0.40%[2]	7/2/18	(23,892)
UBS	Taubman Centers, Inc., REIT	(154,807)	1-month LIBOR plus 0.40%[1]	7/2/18	(12,551)
UBS	Tesla Motors, Inc.	(292,599)	1-month LIBOR plus 0.40%[1]	7/2/18	(365)
UBS	The St. Joe Co.	(107,206)	1-month LIBOR plus 0.40%[1]	7/2/18	(17,310)
UBS	Tractor Supply Co.	(364,941)	1-month LIBOR plus 0.40%[1]	7/2/18	(10,249)
UBS	Under Armour, Inc., Class A	(94,605)	1-month LIBOR plus 0.40%[1]	7/2/18	(6,250)

Annual Report | October 31, 2015	53

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Swap	Reference	Notional	Fixed Rate/	Termination	Unrealized
Counterparty	Obligation	Amount	Floating Rate	Date	Depreciation
UBS	United Parcel Service, Inc., Class B	$(591,129)	1-month LIBOR plus 0.40%[1]	7/2/18	$(15,067)
UBS	Vitamin Shoppe, Inc.	(144,225)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,015)
UBS	Vulcan Materials Co.	(396,075)	1-month LIBOR plus 0.40%[1]	7/2/18	(29,868)
UBS	WABCO Holdings, Inc.	(359,473)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,434)
UBS	Waste Connections, Inc.	(285,530)	1-month LIBOR plus 0.40%[1]	7/2/18	(35,514)
UBS	WD-40 Co.	(348,963)	1-month LIBOR plus 0.40%[1]	7/2/18	(31,185)
UBS	West Pharmaceutical Services, Inc.	(318,413)	1-month LIBOR plus 0.40%[1]	7/2/18	(487)
UBS	Woodward, Inc.	(259,942)	1-month LIBOR plus 0.40%[1]	7/2/18	(12,727)
UBS	Zillow Group, Inc.	(17,747)	1-month LIBOR plus 0.40%[1]	7/2/18	(2,294)
					$(1,695,577)

[1]	Fund pays the positive return of the reference entity and receives the floating rate and any negative return on the reference entity.
[2]	Fund pays the floating rate and any negative return on the reference entity and receives any positive return of the reference entity.

Common Abbreviations:
ADR - American Depository Receipt.
ETF - Exchange Traded Fund.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
NV – Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
S&P - Standard and Poor’s.
SA – Generally designated corporations in various countries, mostly those employing civil law.
SPDR - Standard and Poor’s Depository Receipt.

54	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments

October 31, 2015

Sector Allocation Chart as of October 31, 2015 (% of Net Assets)
(Cash and Cash equivalents not included)

See Notes to Financial Statements.

Annual Report | October 31, 2015	55

Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

	Shares	Value
COMMON STOCKS (2.63%)
Financials (2.63%)
Real Estate Investment Trusts (2.63%)
American Capital Agency Corp.(a)	25,996	$463,508
American Capital Mortgage Investment Corp.(a)	7,196	104,414
		567,922

Total Financials		567,922

TOTAL COMMON STOCKS
(Cost $680,384)		567,922

	Principal Amount	Value
BANK LOANS (25.98%)(b)
Communciations (3.22%)
Media (3.22%)
Houghton Mifflin Publishing, 4.00% 05/28/2021	$698,250	693,886

Total Communciations		693,886

Consumer, Cyclical (11.01%)
Retail (11.01%)
J.C. Penny Co., Inc., 6.00% 05/22/2018	790,159	788,677
Kate Spade & Co., 4.00% 04/09/2021	791,489	781,925
Rite Aid Corp., 4.88% 06/21/2021	800,000	802,500
		2,373,102

Total Consumer, Cyclical		2,373,102

Consumer, Non Cyclical (3.06%)
Pharaceuticals (3.06%)
Horizon Pharmaceutical Holdings, 4.50% 05/07/2021	363,090	335,858
Valeant Pharmaceuticals, 4.00% 04/01/2022	348,250	324,852
		660,710

Total Consumer, Non Cyclical		660,710

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Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

	Principal Amount	Value
Industrials (7.01%)
Machinery-Diversified (3.52%)
Zebra Technologies Corp., 4.75% 10/27/2021	$752,727	$758,216

Transportation (3.49%)
YRC Worldwide, Inc., 8.25% 02/13/2019	790,208	752,674

Total Industrials		1,510,890

Technology (1.68%)
Software (1.68%)
SS&C European Holdings, 4.00% 07/08/2022	48,431	48,663
SS&C Technologies, Inc., 4.00% 07/08/2022	313,004	314,504
		363,167

Total Technology		363,167

TOTAL BANK LOANS
(Cost $5,691,707)		5,601,755

CORPORATE BONDS (49.08%)
Basic Materials (0.91%)
Iron/Steel (0.91%)
Cliffs Natural Resources, Inc., 8.25% 03/31/2020(c)	219,000	197,100

Total Basic Materials		197,100

Communications (19.17%)
Internet (7.32%)
Netflix, Inc., 5.75% 03/01/2024(a)	800,000	851,192
VeriSign, Inc., 4.63% 05/01/2023	722,000	726,910
		1,578,102

Media (7.95%)
CCO Safari II LLC, 4.91% 07/23/2025(c)	500,000	510,220
DISH DBS Corp., 5.88% 11/15/2024	600,000	575,400
Sirius XM Radio, Inc., 6.00% 07/15/2024(a)(c)	400,000	423,320
Sirius XM Radio, Inc., 5.38% 04/15/2025(c)	200,000	205,250
		1,714,190

Telecommunications (3.90%)
CenturyLink, Inc., 7.60% 09/15/2039(a)	500,000	430,000

Annual Report | October 31, 2015	57

Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

	Principal Amount	Value
Communications (continued)
Level 3 Communications, Inc., 5.75% 12/01/2022	$400,000	$411,000
		841,000

Total Communications		4,133,292

Consumer, Cyclical (5.19%)
Auto Parts & Equipment (5.19%)
Dana Holding Corp., 5.50% 12/15/2024(a)	400,000	401,000
Lear Corp., 5.25% 01/15/2025	700,000	717,500
		1,118,500

Total Consumer, Cyclical		1,118,500

Consumer, Non Cyclical (4.59%)
Commercial Services (1.13%)
Sotheby's, 5.25% 10/01/2022(c)	250,000	243,750

Healthcare-Services (1.89%)
Fresenius Medical Care, 4.75% 10/15/2024(c)	400,000	407,000

Pharmaceuticals (1.57%)
Valeant Pharmaceuticals International, Inc., 5.50% 03/01/2023(c)	400,000	338,000

Total Consumer, Non Cyclical		988,750

Energy (1.88%)
Oil & Gas (1.88%)
Tesoro Corp., 5.13% 04/01/2024(a)	400,000	406,000

Total Energy		406,000

Industrials (9.37%)
Aerospace & Defense (2.43%)
Orbital ATK, Inc., 5.50% 10/01/2023(c)	500,000	523,125

Building Materials (3.46%)
Vulcan Materials Co., 4.50% 04/01/2025	725,000	744,937

Electronics (3.48%)
Allegion PLC, 5.88% 09/15/2023	250,000	262,500

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Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

	Principal Amount	Value
Industrials (continued)
Flextronics International Ltd., 4.75% 06/15/2025(c)	$500,000	$488,750
		751,250

Total Industrials		2,019,312

Technology (7.97%)
Computers (2.92%)
Seagate HDD Cayman, 4.75% 01/01/2025	700,000	630,069

Semiconductors (3.82%)
Micron Technology, Inc., 5.63% 01/15/2026(c)	874,000	823,745

Software (1.23%)
MSCI, Inc., 5.75% 08/15/2025(c)	250,000	264,250

Total Technology		1,718,064

TOTAL CORPORATE BONDS
(Cost $10,653,543)		10,581,018

MORTGAGE BACKED SECURITIES (14.09%)
Asset Backed Securities (8.31%)
Home Equity ABS (2.94%)
Morgan Stanley ABS Capital I, Inc. Trust
Series 2006-HE7, 0.36% 09/25/2036(d)	360,962	200,455
Series 2007-NC2, 0.34% 02/25/2037(d)	120,214	73,300
Series 2007-NC2, 0.30% 02/25/2037(d)	145,741	88,383
Series 2006-HE7, 0.30% 09/25/2036(d)	121,944	66,950
NovaStar Mortgage Funding Trust
Series 2006-4, 0.35% 09/25/2036(d)	385,672	203,440
		632,528

Other ABS (5.37%)
Argent Securities Trust
Series 2006-M2, 0.35% 09/25/2036(d)	195,483	77,228
Series 2006-W4, 0.31% 05/25/2036(d)	531,979	192,660
First Franklin Mortgage Loan Trust
Series 2006-FF16, 0.34% 12/25/2036(d)	240,932	152,337
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-3, 0.38% 06/25/2037(d)	93,412	65,734
Ownit Mortgage Loan Trust
Series 2006-6, 0.36% 09/25/2037(d)	675,811	412,531
Specialty Underwriting & Residential Finance Trust
Series 2007-BC2, 0.47% 04/25/2037(d)	327,208	188,022

Annual Report | October 31, 2015	59

Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

		Principal Amount	Value
Asset Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC2, 0.34% 09/25/2036(d)		82,365	$69,604
			1,158,116

Total Asset Backed Securities			1,790,644

Mortgage Securities (5.78%)
WL Collateral CMO (5.78%)
Adjustable Rate Mortgage Trust
Series 2005-1, 3.07% 05/25/2035(d)		100,734	96,460
American Home Mortgage Assets Trust
Series 2006-2, 1.18% 09/25/2046(d)		331,861	237,833
Series 2007-1, 0.90% 02/25/2047(d)		45,978	28,109
American Home Mortgage Investment Trust
Series 2006-2, 6.20% 06/25/2036 (d)(e)		474,992	228,527
CHL Mortgage Pass-Through Trust
Series 2006-3, 0.45% 02/25/2036 (d)		119,978	102,377
DSLA Mortgage Loan Trust
Series 2004-AR2, 1.04% 11/19/2044(d)		174,102	151,292
GMACM Mortgage Loan Trust
Series 2005-AR6, 2.77% 11/19/2035(d)		236,245	212,268
HarborView Mortgage Loan Trust
Series 2004-11, 0.86% 01/19/2035(d)		115,358	101,516
Series 2006-BU1, 0.39% 02/19/2046(d)		102,063	88,634
			1,247,016

Total Mortgage Securities			1,247,016

TOTAL MORTGAGE BACKED SECURITIES
(Cost $3,087,726)			3,037,660

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.58%)
Money Market Fund (0.58%)
Wells Fargo Advantage 100% Treasury
Money Market Fund, Administrator Class	0.00001%	124,340	124,340

TOTAL SHORT TERM INVESTMENTS
(Cost $124,340)			124,340

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Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

	7-Day Yield	Shares	Value
TOTAL INVESTMENTS (92.36%)
(Cost $20,237,700)			$19,912,695

Other Assets In Excess of Liabilities (7.64%)			1,647,697
NET ASSETS (100.00%)			$21,560,392

(a)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts (if any) aggregating a total market value of $2,157,207.
(b)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of October 31, 2015.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2015, the market value of securities restricted under Rule 144A was $4,424,510, representing 20.52% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2015.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2015.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
EXCHANGE TRADED FUNDS (-12.78%)
Debt Funds (-12.78%)
iShares® 20+ Year Treasury Bond ETF	(22,450)	$(2,756,411)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,715,015)		(2,756,411)

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,715,015)		$(2,756,411)

Annual Report | October 31, 2015	61

Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015

Common Abbreviations:
ABS - Asset-Backed Security.
CMO - Collateralized Mortgage Obligation.
ETF - Exchange Traded Fund.
Ltd. - Limited.
PLC - Public Limited Company.

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Whitebox Tactical Advantage Fund	Schedule of Investments

October 31, 2015
Sector Allocation Chart as of October 31, 2015 (% of Net Assets)
(Cash, Cash equivalents and Swaps not included)

See Notes to Financial Statements.

Annual Report | October 31, 2015	63

Whitebox Mutual Funds	Statements of Assets and Liabilities

October 31, 2015

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
ASSETS:
Investments, at value (cost $522,962,771, $63,307,536 and $20,237,700)	$469,439,257	$59,701,031	$19,912,695
Foreign currency, at value (cost $26,636,867, $– and $–)	22,287,752	–	–
Deposit with broker for securities sold short, written options and total return swap contracts	–	–	2,802,617
Unrealized appreciation on total return swap contracts	2,504,073	2,126,936	–
Receivable for investments sold	34,221,229	2,064,408	2,198,072
Receivable for shares sold	12,688	25,810	–
Interest receivable	3,131,683	–	160,649
Receivable due from adviser	–	–	6,819
Dividends receivable	101,653	17,299	5,199
Prepaid assets	23,168	7,028	13,886
Total Assets	531,721,503	63,942,512	25,099,937

LIABILITIES:

Securities sold short (proceeds $37,144,625, $– and $2,715,015)	34,798,633	–	2,756,411
Written options, at value (premiums received $3,020,427, $– and $–)	2,032,400	–	–
Margin payable to broker	57,493,505	1,671,059	–
Payable for total return swap contract payments	204,466	66,138	–
Payable for interest on short sales	663,874	–	–
Unrealized depreciation on total return swap contracts	8,594,449	1,695,577	–
Payable for investments purchased	2,565,598	1,841,069	725,355

See Notes to Financial Statements.

64	www.whiteboxmutualfunds.com

Statements of Assets
Whitebox Mutual Funds	and Liabilities (continued)

October 31, 2015

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Payable for shares redeemed	5,674,244	66,392	–
Payable due to investment adviser	413,038	35,204	–
Payable for distribution and service fees	9,849	2,457	251
Payable for chief compliance officer fee	2,222	2,222	2,222
Accrued expenses and other liabilities	322,799	95,134	55,306
Total Liabilities	112,775,077	5,475,252	3,539,545
NET ASSETS	$418,946,426	$58,467,260	$21,560,392
NET ASSETS CONSIST OF:
Paid-in capital	$559,412,232	$64,327,524	$21,998,013
Accumulated net investment loss	(50,899,700)	(433,525)	–
Accumulated net realized loss on investments, securities sold short, written options and total return swaps contracts	(28,954,638)	(2,251,593)	(71,220)
Net unrealized depreciation on investments, securities sold short, written options and total return swap contracts	(60,611,468)	(3,175,146)	(366,401)
NET ASSETS	$418,946,426	$58,467,260	$21,560,392
PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.05	$9.71	$9.64
Net Assets	$376,057,674	$47,106,326	$20,394,590
Shares of beneficial interest outstanding	37,402,607	4,849,076	2,116,090
Investor Class:
Net Asset Value, offering and redemption price per share	$9.92	$9.63	$9.64
Net Assets	$42,888,752	$11,360,934	$1,165,802
Shares of beneficial interest outstanding	4,323,477	1,179,412	120,925

See Notes to Financial Statements.

Annual Report | October 31, 2015	65

Whitebox Mutual Funds	Statements of Operations

For the Year Ended October 31, 2015

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
INVESTMENT INCOME:
Interest	$12,455,395	$–	$1,030,141
Dividends	9,447,510	687,683	131,391
Foreign taxes withheld	(1,615)	(5,014)	(59,767)
Total Investment Income	21,901,290	682,669	1,101,765

EXPENSES:
Investment advisory fee	7,692,537	909,691	179,401
Administration fee	325,225	48,434	22,173
Distribution and service fees
Investor Class	240,731	37,262	2,560
Custodian fee	39,252	42,079	6,233
Legal and audit fees	470,840	103,195	31,310
Transfer agent fee	121,103	47,010	26,266
Trustees’ fees and expenses	28,576	28,576	28,576
State registration fees	77,265	46,441	32,659
Chief compliance officer fee	13,333	13,333	13,333
Dividend expense on securities sold short	429,062	704	59,767
Interest expense on securities sold short	853,907	–	–
Interest expense	899,432	501,662	19,930
Offering cost expense	–	–	61,879
Recoupment of previously waived fees
Investor Class	187,784	–	–
Other expenses	159,719	20,152	10,977
Total expenses	11,538,766	1,798,539	495,064
Less fees waived/reimbursed by investment adviser
Investor Class	–	(54,185)	(8,742)
Institutional Class	–	(173,742)	(156,414)
Total Net Expenses	11,538,766	1,570,612	329,908
NET INVESTMENT
INCOME/(LOSS):	10,362,524	(887,943)	771,857

See Notes to Financial Statements.

66	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations (continued)

For the Year Ended October 31, 2015

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Net realized gain/(loss) on investments	$8,461,740	$4,059,812	$(68,549)
Net realized gain/(loss) on securities sold short	(11,249,001)	(47,729)	19,212
Net realized gain on written options	24,143,078	162,253	–
Net realized loss on total return swap contracts	(99,680,057)	(3,313,174)	(54,384)
Net realized loss on foreign currency transactions	(775,020)	(15,974)	–
Net change in unrealized depreciation on investments	(59,713,942)	(3,141,224)	(340,109)
Net change in unrealized appreciation on securities sold short	8,441,855	–	19,502
Net change in unrealized depreciation on written options	(5,255,225)	(41,750)	–
Net change in unrealized appreciation on total return swap contracts	4,394,044	1,586,978	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(2,713,152)	269	–
Net realized and unrealized loss on investments, securities sold short, written options, total return swap contracts and foreign currency transactions	(133,945,680)	(750,539)	(424,328)
Net increase/(decrease) in net assets resulting from operations	$(123,583,156)	$(1,638,482)	$347,529

See Notes to Financial Statements.

Annual Report | October 31, 2015	67

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment income/(loss)	$10,362,524	$(4,469,267)
Net realized loss on investments, securities sold short, written options, total return swaps, and foreign currency transactions	(79,099,260)	(15,893,591)
Net change in unrealized depreciation on investments, securities sold short, written options and total return swap contracts	(54,846,420)	(10,448,164)
Net decrease in net assets resulting from operations	(123,583,156)	(30,811,022)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(3,510,801)	(549,884)
Advisor Class(a)	–	(1,291,400)
Institutional Class	(21,120,840)	(7,763,619)
Total distributions	(24,631,641)	(9,604,903)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	$21,976,329	$185,127,053
Dividends reinvested	3,427,892	546,874
Shares redeemed, net of redemption fees	(113,879,199)	(54,370,604)
Net increase/(decrease) from share transactions	(88,474,978)	131,303,323
Advisor Class(a)
Shares sold	–	40,012,480
Dividends reinvested	–	1,251,344
Shares redeemed, net of redemption fees	–	(88,863,411)
Net decrease from share transactions	–	(47,599,587)
Institutional Class
Shares sold	282,766,185	819,906,217
Dividends reinvested	14,898,931	7,286,898
Shares redeemed, net of redemption fees	(721,834,209)	(118,386,234)
Net increase/(decrease) from share transactions	(424,169,093)	708,806,881
Net increase/(decrease) in net assets	(660,858,868)	752,094,692

NET ASSETS:
Beginning of year	1,079,805,294	327,710,602
End of year (including accumulated net investment loss of $(50,899,700) and $(97,865))	$418,946,426	$1,079,805,294

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.

68	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2015	October 31, 2014
OPERATIONS:
Net investment loss	$(887,943)	$(1,546,401)
Net realized gain on investments, securities sold short, written options, total return swaps, and foreign currency transactions	845,188	4,019,645
Net change in unrealized depreciation on investments, securities sold short, written options and total return swap contracts	(1,595,727)	(2,642,595)
Net decrease in net assets resulting from operations	(1,638,482)	(169,351)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(1,081,939)	(25,511)
Advisor Class(a)	–	(183,015)
Institutional Class	(2,752,745)	(609,794)
Total distributions	(3,834,684)	(818,320)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	$6,706,399	$33,918,442
Dividends reinvested	918,789	25,440
Shares redeemed, net of redemption fees	(13,036,749)	(16,426,700)
Net increase/(decrease) from share transactions	(5,411,561)	17,517,182
Advisor Class(a)
Shares sold	–	11,388,152
Dividends reinvested	–	166,579
Shares redeemed, net of redemption fees	–	(17,690,822)
Net decrease from share transactions	–	(6,136,091)
Institutional Class
Shares sold	31,156,604	67,145,102
Dividends reinvested	2,494,840	547,186
Shares redeemed, net of redemption fees	(47,430,490)	(24,320,431)
Net increase/(decrease) from share transactions	(13,779,046)	43,371,857
Net increase/(decrease) in net assets	(24,663,773)	53,765,277

NET ASSETS:
Beginning of period	83,131,033	29,365,756
End of period (including accumulated net investment loss of $(433,525) and $0)	$58,467,260	$83,131,033

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.

Annual Report | October 31, 2015	69

Whitebox Tactical Advantage Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Period May 1, 2014 (commencement) to October 31, 2014
OPERATIONS:
Net investment income	$771,857	$195,683
Net realized gain/(loss) on investments and securities sold short	(103,721)	32,888
Net change in unrealized depreciation on investments and securities sold short	(320,607)	(45,794)
Net increase in net assets resulting from operations	347,529	182,777

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(41,652)	(12,928)
Institutional Class	(773,222)	(187,266)
From net realized gains on investments
Investor Class	(2,446)	–
Institutional Class	(30,450)	–
From return of capital
Investor Class	(647)	–
Institutional Class	(12,019)	–
Total distributions	(860,436)	(200,194)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	752,475	1,536,880
Dividends reinvested	43,597	12,879
Shares redeemed, net of redemption fees	(266,856)	(868,735)
Net increase from share transactions	529,216	681,024
Institutional Class
Shares sold	11,059,789	12,164,012
Dividends reinvested	795,164	187,267
Shares redeemed, net of redemption fees	(2,721,178)	(604,578)
Net increase from share transactions	9,133,775	11,746,701
Net increase in net assets	9,150,084	12,410,308

NET ASSETS:
Beginning of period	12,410,308	–
End of period (including accumulated net investment income of $0 and $22,893)	$21,560,392	$12,410,308

See Notes to Financial Statements.

70	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$12.27	$12.77	$11.43	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.10	(0.11)	(0.18)	(0.03)
Net realized and unrealized gain/(loss) on investments	(2.15)	(0.07)	1.72	1.46
Total from Investment Operations	(2.05)	(0.18)	1.54	1.43
LESS DISTRIBUTIONS:
From investment income	–	–	(0.02)	–
From net realized gains	(0.30)	(0.32)	(0.18)	–
Total Distributions	(0.30)	(0.32)	(0.20)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	–	0.00 (b)	0.00	(b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.35)	(0.50)	1.34	1.43
NET ASSET VALUE, END OF PERIOD	$9.92	$12.27	$12.77	$11.43
TOTAL RETURN	(17.14)%	(1.50)%	13.67%	14.30	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$42,889	$146,994	$20,394	$4,031
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	1.88%	2.60%	3.05%	10.16	%(e)
Expenses including fee waivers and reimbursements(d)	1.88%	2.60%	2.72%	1.92	%(e)
Net investment income/(loss)	0.87%	(0.88)%	(1.45)%	(0.34	)%(e)

PORTFOLIO TURNOVER RATE	92%	154%	163%	74	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.

See Notes to Financial Statements.

Annual Report | October 31, 2015	71

Whitebox Tactical Opportunities Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented

(d)
Dividend expense on securities sold short and interest expense totaled 0.29% of the average net assets for the year ended October 31, 2015, 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.

72	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$12.37	$12.84	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.16	(0.07)	(0.16)	(0.02)
Net realized and unrealized gain/(loss) on investments	(2.18)	(0.08)	1.74	1.48
Total from Investment Operations	(2.02)	(0.15)	1.58	1.46
LESS DISTRIBUTIONS:
From investment income	–	–	(0.02)	–
From net realized gains	(0.30)	(0.32)	(0.18)	–
Total Distributions	(0.30)	(0.32)	(0.20)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.32)	(0.47)	1.38	1.46
NET ASSET VALUE, END OF PERIOD	$10.05	$12.37	$12.84	$11.46
TOTAL RETURN	(16.75)%	(1.25)%	14.01%	14.60	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$376,058	$932,811	$258,886	$5,453
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	1.45%	2.25%	2.70%	9.44	%(e)
Expenses including fee waivers and reimbursements(d)	1.45%	2.25%	2.47%	1.67	%(e)
Net investment income/(loss)	1.41%	(0.51)%	(1.34)%	(0.17	)%(e)

PORTFOLIO TURNOVER RATE	92%	154%	163%	74	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.

See Notes to Financial Statements.

Annual Report | October 31, 2015	73

Whitebox Tactical Opportunities Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

(d)
Dividend expense on securities sold short and interest expense totaled 0.29% of the average net assets for the year ended October 31, 2015, 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.

74	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.62	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.17)	(0.24)	(0.11)
Net realized and unrealized gain/(loss) on investments	(0.05)	0.50	0.73
Total from Investment Operations	(0.22)	0.26	0.62
LESS DISTRIBUTIONS:
From net realized gains	(0.81)	(0.22)	–
Total Distributions	(0.81)	(0.22)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.03)	0.04	0.62
NET ASSET VALUE, END OF PERIOD	$9.63	$10.66	$10.62
TOTAL RETURN	(2.24)%	2.44%	6.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,361	$18,207	$1,211
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	3.14%	3.28%	4.04%
Expenses including fee waivers and reimbursements(d)	2.78%	3.00%	2.03%
Net investment loss	(1.65)%	(2.24)%	(1.12)%

PORTFOLIO TURNOVER RATE	262%	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Dividend expense on securities sold short and interest expense totaled 0.83% for the year ended October 31, 2015, 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

See Notes to Financial Statements.

Annual Report | October 31, 2015	75

Whitebox Market Neutral Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.72	$10.64	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.14)	(0.21)	(0.06)
Net realized and unrealized gain/(loss) on investments	(0.06)	0.51	0.70
Total from Investment Operations	(0.20)	0.30	0.64
LESS DISTRIBUTIONS:
From net realized gains	(0.81)	(0.22)	–
Total Distributions	(0.81)	(0.22)	–
REDEMPTION FEES ADDED TO PAID IN CAPITAL	–	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.01)	0.08	0.64
NET ASSET VALUE, END OF PERIOD	$9.71	$10.72	$10.64
TOTAL RETURN	(2.02)%	2.82%	6.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$47,106	$64,924	$22,253
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.91%	3.06%	3.82%
Expenses including fee waivers and reimbursements(d)	2.53%	2.75%	1.78%
Net investment loss	(1.40)%	(1.92)%	(0.56)%

PORTFOLIO TURNOVER RATE	262%	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Dividend expense on securities sold short and interest expense totaled 0.83% for the year ended October 31, 2015, 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

See Notes to Financial Statements.

76	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented

		For the Period
		May 1, 2014
	For the Year Ended	(commencement) to
	October 31, 2015	October 31, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.37	0.18
Net realized and unrealized loss on investments	(0.27)	(0.05)
Total from Investment Operations	0.10	0.13
LESS DISTRIBUTIONS:
From investment income	(0.39)	(0.16)
From net realized gains	(0.03)	–
Tax return of capital	(0.01)	–
Total Distributions	(0.43)	(0.16)
NET DECREASE IN NET ASSET VALUE	(0.33)	(0.03)
NET ASSET VALUE, END OF PERIOD	$9.64	$9.97
TOTAL RETURN	0.95%	1.35	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,166	$669
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	2.78%	3.82	%(d)
Expenses including fee waivers and reimbursements(c)	1.93%	1.93	%(d)
Net investment income	3.74%	3.60	%(d)

PORTFOLIO TURNOVER RATE	89%	63	%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)
Dividend expense on securities sold short and interest expense totaled 0.41% of the average net assets for the for the year ended October 31, 2015 and 0.41% (annualized) of the average net assets for the period ended October 31, 2014.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | October 31, 2015	77

Whitebox Tactical Advantage Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

		For the Period
		May 1, 2014
	For the Year Ended	(commencement) to
	October 31, 2015	October 31, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.97	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.39	0.18
Net realized and unrealized loss on investments	(0.26)	(0.03)
Total from Investment Operations	0.13	0.15
LESS DISTRIBUTIONS:
From investment income	(0.42)	(0.18)
From net realized gains	(0.03)	–
Tax return of capital	(0.01)	–
Total Distributions	(0.46)	(0.18)
NET DECREASE IN NET ASSET VALUE	(0.33)	(0.03)
NET ASSET VALUE, END OF PERIOD	$9.64	$9.97
TOTAL RETURN	1.22%	1.51	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$20,395	$11,741
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	2.53%	3.64	%(d)
Expenses including fee waivers and reimbursements(c)	1.68%	1.68	%(d)
Net investment income	3.97%	3.59	%(d)

PORTFOLIO TURNOVER RATE	89%	63	%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)
Dividend expense on securities sold short and interest expense totaled 0.41% of the average net assets for the for the year ended October 31, 2015 and 0.41% (annualized) of the average net assets for the period ended October 31, 2014.

(d)	Annualized.

See Notes to Financial Statements.

78	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust on June 2, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund (formerly known as Whitebox Long Short Equity Fund prior to January 31, 2014) and Whitebox Tactical Advantage Fund (formerly known as Whitebox Tactical Income Fund prior to August 22, 2014) (each, a “Fund” and together, the “Funds”). Whitebox Tactical Opportunities Fund commenced operations on December 1, 2011, Whitebox Market Neutral Equity Fund commenced operations on November 1, 2012 and Whitebox Tactical Advantage Fund commenced operations on May 1, 2014. The investment objective of Whitebox Tactical Opportunities Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management. The investment objective of Whitebox Market Neutral Equity Fund is to provide investors with a positive return regardless of the direction of the U.S. equity markets generally. The investment objective of Whitebox Tactical Advantage Fund is to produce a high level of total return, comprised of current income and capital appreciation, while maintaining low portfolio volatility. The Funds are classified as non-diversified as defined in the 1940 Act.

Prior to January 31, 2014, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund were authorized to issue shares in three share classes: Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments of $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). Effective, January 31, 2014, Advisor Shares are no longer being offered, and as of that date, the outstanding Advisor Shares were converted into Investor Shares. As a result, each outstanding Advisor Share received Investor Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Shares so reclassified. Additionally, the Investor Shares no longer have a front-end sales charge for investments of up to $1 million nor a contingent deferred sales charge for investments of $1 million or more. The Whitebox Tactical Advantage Fund is authorized to issue shares in two share classes: Investor Shares (offered generally and without front-end or contingent deferred sales charge) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Annual Report | October 31, 2015	79

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

(a)
Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “NYSE”) or using methods determined by Whitebox Advisors LLC (the “Adviser”) pursuant to procedures established under the general supervision and responsibility of the Board of Trustees (the “Board”). The Fund may, at its discretion, use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy when they are fair valued, but are otherwise categorized as Level 1. Bank loans and debt securities having maturities greater than 60 days are valued at the evaluated mean. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Adviser. The Board may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
The net asset value (the “NAV”) is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The offering price and redemption price per share is equal to the net asset value per share, except prior to January 31, 2014, shares of the Funds were subject to a redemption fee of 2% if redeemed within 60 days of purchase. Effective January 31, 2014, redemption fees were eliminated for all share classes.

(c)
The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and each Fund intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

(d)
For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of shares are charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of October 31, 2015, the Whitebox Tactical Opportunities Fund and Whitebox Tactical Advantage Fund held restricted securities with total market values of $43,475,073 and $4,424,510, respectively, which represented 10.38% and 20.52% of each Fund’s net assets, respectively. As of October 31, 2015, the Whitebox Market Neutral Equity Fund did not hold any restricted securities. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(f)
The Funds may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

(g)
The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

Annual Report | October 31, 2015	81

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -
Quoted prices from markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -
Significant unobservable prices or inputs (including the Board’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2015:

Whitebox Tactical Opportunities

Assets	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities, at Value
Common Stocks(a)
Consumer, Cyclical Airlines	$8,354,049	$843,900	$–	$9,197,949
Other	38,404,298	–	–	38,404,298
Other	175,974,726	–	–	175,974,726
Exchange Traded Funds	11,870,148	–	–	11,870,148
Bank Loans	–	1,406,101	–	1,406,101
Convertible Corporate Bonds	–	13,624,137	–	13,624,137
Corporate Bonds	–	121,919,176	–	121,919,176
Purchased Options	1,822,974	–	–	1,822,974
Rights	413,281	–	–	413,281
Short Term Investments	94,806,467	–	–	94,806,467
Other Financial Instruments
Total Return Swap Contracts	–	2,504,073	–	2,504,073
Total	$331,645,943	$140,297,387	$–	$471,943,330

Liabilities
Securities Sold Short
Common Stocks(a)	$(10,580,202)	$–	$–	$(10,580,202)
Warrants	(1,327)	–	–	(1,327)
Government Bonds	–	(24,217,104)	–	(24,217,104)
Other Financial Instruments
Written Options	(2,032,400)	–	–	(2,032,400)
Total Return Swap Contracts	–	(8,594,449)	–	(8,594,449)
Total	$(12,613,929)	$(32,811,553)	$–	$(45,425,482)

Annual Report | October 31, 2015	83

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Whitebox Market Neutral Equity

Assets	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities, at Value
Common Stocks(a)
Consumer, Cyclical Airlines	$1,009,650	$75,640	$–	$1,085,290
Other	8,654,832	–	–	8,654,832
Other	42,445,657	–	–	42,445,657
Exchange Traded Funds	111,467	–	–	111,467
Warrants	–	42	–	42
Short Term Investments	7,403,743	–	–	7,403,743
Other Financial Instruments
Total Return Swap Contracts	–	2,126,936	–	2,126,936
Total	$59,625,349	$2,202,618	$–	$61,827,967

Liabilities
Other Financial Instruments
Total Return Swap Contracts	–	(1,695,577)	–	(1,695,577)
Total	$–	$(1,695,577)	$–	$(1,695,577)

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Whitebox Tactical Advantage

Assets	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities, at Value
Common Stocks(a)	$567,922	$–	$–	$567,922
Bank Loans	–	5,601,755	–	5,601,755
Corporate Bonds	–	10,581,018	–	10,581,018
Mortgage Backed Securities	–	3,037,660	–	3,037,660
Short Term Investments	124,340	–	–	124,340
Total	$692,262	$19,220,433	$–	$19,912,695

Liabilities
Securities Sold Short
Exchange Traded Funds	$(2,756,411)	$–	$–	$(2,756,411)
Total	$(2,756,411)	$–	$–	$(2,756,411)

(a)	For detailed descriptions of industries, see the accompanying Schedule of Investments.

There we no transfers between Level 1 and Level 2 in Whitebox Tactical Opportunities Fund, Whitebox Neutral Equity Fund and Whitebox Tactical Advantage Fund, respectively, during the year ended October 31, 2015. For the year ended October 31, 2015, the Funds did not have unobservable inputs (Level 3) used in determining fair value.

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and total return swaps (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Annual Report | October 31, 2015	85

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Market Risk Factors: In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase market value exposure relative to net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Purchased and Written Options: Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. The Funds could experience losses if the prices of options positions move in a direction different than anticipated, or if the Funds were unable to close out positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Written option activity for the year ended October 31, 2015, was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, October 31, 2014	21,293	$3,451,920	53,809	$10,080,165
Positions opened	91,123	12,434,239	110,406	17,100,506
Exercised	(18,307)	(2,795,308)	(22,646)	(3,680,343)
Expired	(59,150)	(5,344,164)	(102,633)	(16,661,787)
Closed	(31,020)	(7,177,244)	(22,445)	(4,387,557)
Outstanding October 31, 2015	3,939	$569,443	16,491	$2,450,984
Market Value October 31, 2015		$(558,941)		$(1,473,459)

	Written Currency Call Options		Written Currency Put Options
	Notional	Premiums	Notional	Premiums
Outstanding, October 31, 2014	–	$–	$–	$–
Positions opened	–	–	23,000,000	275,137
Closed	–	–	(23,000,000)	(275,137)
Outstanding, October 31, 2015	–	$–	$–	$–
Market Value, October 31, 2015		$–	$–	$–

Whitebox Market Neutral Equity

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, October 31, 2014	513	$41,894	530	$53,407
Positions opened	731	52,051	1,771	82,720
Exercised	(275)	(24,211)	(289)	(10,356)
Expired	(718)	(45,087)	(1,947)	(118,793)
Closed	(251)	(24,647)	(65)	(6,978)
Outstanding, October 31, 2015	–	$–	–	$–
Market Value, October 31, 2015		$–		$–

Annual Report | October 31, 2015	87

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Swap Agreements: The Funds may enter into swap agreements for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). All outstanding swap agreements are reported in each Fund’s schedule of investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Total Return Swaps: Certain Funds may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Warrants and Rights: The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, and in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Use of Segregated and Other Special Accounts: Use of many derivatives by the Funds will require, among other things, that each Fund designates liquid assets to cover its obligations under the derivative to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

Annual Report | October 31, 2015	89

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The effect of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Investments, at value	$1,822,974	N/A	N/A
Equity Contracts (Rights)	Investments, at value	413,281	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$2,032,400
Equity Contracts (Warrants)	N/A	N/A	Securities sold short	1,327
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	2,504,073	Unrealized depreciation on total return swap contracts	5,908,804
Currency Contracts (Total Return Swap Contracts)	N/A	N/A	Unrealized depreciation on total return swap contracts	2,685,645
		$4,740,328		$10,628,176

Whitebox Market Neutral Equity

Equity Contracts (Warrants)	Investments, at value	$42	N/A	N/A
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	2,126,936	N/A	1,695,577
		$2,126,978		$1,695,577

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The effect of derivatives instruments on the Statements of Operations for the year ended October 31, 2015:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$(6,504,438)	$(468,739)
Equity Contracts (Rights)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	24,520	(1,987,395)
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	–	(1,327)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	24,143,078	(5,255,225)
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(92,452,829)	2,393,244
Currency Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(7,227,228)	2,000,800
Total		$(82,016,897)	$(3,318,642)

Annual Report | October 31, 2015	91

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Whitebox Market Neutral Equity
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$38,321	$(43,920)
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	–	(1,463)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	162,253	(41,750)
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(3,313,174)	1,586,978
Total		$(3,112,600)	$1,499,845

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Whitebox Tactical Advantage
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(54,384)	–
Total		$(54,384)	$–

92	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Volume of Derivative Instruments for the Funds for the year ended October 31, 2015 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Whitebox Tactical Opportunities
Purchased Options	Contracts	25,259
Purchased Foreign Currency Options	Notional Value	56,333,333
Rights	Shares	4,840,966
Warrants	Shares	(87)
Written Options	Contracts	(31,303)
Written Foreign Currency Options	Notional Value	(23,000,000)
Total Return Swap Contracts	Notional Value	(622,377,474)

Whitebox Market Neutral Equity
Purchased Options	Contracts	1,379
Rights	Shares	80
Warrants	Shares	19,971
Written Options	Contracts	(368)
Total Return Swap Contracts	Notional Value	(51,588,866)

Whitebox Tactical Advantage
Total Return Swap Contracts	Notional Value	(2,030)

Notional value of purchased and written options as of October 31, 2015 was as follows:

Derivative Type	Notional Value at October 31, 2015
Whitebox Tactical Opportunities
Purchased Call Options	8,190,340
Purchased Put Options	58,602,698
Written Call Options	(12,300,324)
Written Put Options	(100,962,389)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | October 31, 2015	93

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2015:

Whitebox Tactical Opportunities
					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Derivative Assets
Total Return Swap Contracts	$2,504,073	$–	$2,504,073	$(8,594,449)	$6,090,376	$–
Total	$2,504,073	$–	$2,504,073	$(8,594,449)	$6,090,376	$–

Whitebox Tactical Opportunities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Derivative Liabilities
Total Return Swap Contracts	$8,594,449	$–	$8,594,449	$(8,594,449)	$–	$–
Total	$8,594,449	$–	$8,594,449	$(8,594,449)	$–	$–

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Whitebox Market Neutral Equity
					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Derivative Assets
Total Return Swap Contracts	$2,126,936	$–	$2,126,936	$(1,695,577)	$(431,359)	$–
Total	$2,126,936	$–	$2,126,936	$(1,695,577)	$(431,359)	$–

Whitebox Market Neutral Equity

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Derivative Liabilities
Total Return Swap Contracts	$1,695,577	$–	$1,695,577	$(1,695,577)	$–	$–
Total	$1,695,577	$–	$1,695,577	$(1,695,577)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund compensate the Adviser for management services at the annual rate of 1.00%, 1.50% and 0.92%, respectively, of each Fund’s average daily net assets.

Annual Report | October 31, 2015	95

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has contractually agreed, at least until February 28th, 2016, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of dividend expense, interest expense and other extraordinary expenses) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Investor Class	1.60%	1.95%	1.52%
Institutional Class	1.35%	1.70%	1.27%

Prior to January 31, 2014, the annual rate for the Advisor Class was 1.60% and 1.95% for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, respectively.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Funds may at times reimburse the Adviser for legal fees, which the Adviser has incurred on the Funds’ behalf.

As of October 31, 2015, the Adviser may in the future recoup the amounts as follows:

Fund	Expires October 31, 2016	Expires October 31, 2017	Expires October 31, 2018
Whitebox Tactical Opportunities
Investor Class	$1,036	N/A	N/A
Institutional Class	N/A	N/A	N/A

Whitebox Market Neutral Equity
Investor Class	$55,619	$59,566	$54,185
Institutional Class	310,744	188,287	173,742

Whitebox Tactical Advantage
Investor Class	N/A	$7,263	$8,742
Institutional Class	N/A	99,897	156,414

ALPS Fund Services, Inc. acts the Funds’ administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds.

Prior to January 31, 2014 the Funds’ Investor Shares were assessed a front‐end sales charge (based on maximum sale charge of 4.50% of the offering price) for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Effective January 31, 2014, the Funds’ Investor Shares no longer bear any front‐end or contingent deferred sales charges. Neither the Funds’ Advisor Shares nor Institutional Shares bear any front‐end or contingent deferred sales charges. The Funds’ Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each class of Shares. Effective, January 31, 2014, Advisor Shares are no longer being offered. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds’ shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds’ shares and servicing Fund shareholders.

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

6. FEDERAL INCOME TAXES

Components of Distributable Earnings on a Tax Basis: At October 31, 2015, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of organizational costs, net operating loss offset on short term capital gains, distributions in connection with redemptions of fund shares, swap adjustments and dividend expense on securities sold short. The reclassifications were as follows:

	Accumulated Net Investment Income/ (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital
Whitebox Tactical Opportunities	$(61,164,359)	$96,063,535	$(34,899,176)
Whitebox Market Neutral Equity	454,418	(454,418)	–
Whitebox Tactical Advantage	20,124	32,509	(52,633)

Included in the amounts reclassified for Whitebox Tactical Opportunities was a net operating loss offset to Paid-in Capital of $34,898,455.

As of October 31, 2015, the components of distributable earnings were as follows:

	Undistributed Ordinary Income	Accumulated Capital Losses	Unrealized Depreciation	Late Year Ordinary Losses	Total
Whitebox Tactical Opportunities	$–	$(9,746,872)	$(73,728,859)	$(56,990,075)	$(140,465,806)
Whitebox Market Neutral Equity	460,017	–	(6,320,281)	–	(5,860,264)
Whitebox Tactical Advantage	–	(64,440)	(373,181)	–	(437,621)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These differences were primarily due to the differing tax treatment of wash sales and certain investments.

During the year ended October 31, 2015, the Whitebox Tactical Opportunities Fund generated $9,746,872 of long term capital losses. Whitebox Tactical Advantage Fund generated $23,822 of short term capital losses and generated $40,618 of long term capital losses. Whitebox Market Neutral Equity Fund did not generate any capital losses.

Whitebox Tactical Opportunities Fund elects to defer to the period ending October 31, 2016, late year ordinary losses in the amount of $56,990,075.

Annual Report | October 31, 2015	97

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short term securities at October 31, 2015, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales and the tax inclusion of constructive sale gains.

	Tax Cost of Investments	Gross Unrealized Appreciation of Investments	Gross Unrealized Depreciation of Investments	Net Tax Unrealized Depreciation
Whitebox Tactical Opportunities:
	$541,529,912	$9,564,933	$(81,655,588)	$(72,090,655)
Whitebox Market Neutral Equity:
	66,021,312	1,526,251	(7,846,532)	(6,320,281)
Whitebox Tactical Advantage:
	20,244,480	331,642	(663,427)	(331,785)

Tax Distributions: The tax character of the distributions paid by the Funds during the year ended October 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gain	Tax Return of Capital
Whitebox Tactical Opportunities	$16,695,973	$7,934,959	$–
Whitebox Market Neutral Equity	3,834,684	–	–
Whitebox Tactical Advantage	847,770	–	12,666

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes.

The tax character of the distributions paid by the Funds during the year ended October 31, 2014, was as follows:

	Ordinary Income	Long-Term Capital Gain
Whitebox Tactical Opportunities	$7,947,975	$1,656,928
Whitebox Market Neutral Equity	–	818,320
Whitebox Tactical Advantage	200,194	–

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short‐term securities, transfers in‐kind, short sales and cover shorts) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Whitebox Tactical Opportunities	$586,523,018	$1,006,414,965
Whitebox Market Neutral Equity	156,870,814	187,456,111
Whitebox Tactical Advantage	25,549,999	16,931,472

8. CAPITAL SHARE TRANSACTIONS

Prior to January 31, 2014, shares redeemed within 60 days of purchase may have incurred a 2% short‐term redemption fee deducted from the redemption amount. Redemption fees were eliminated for all share classes effective January 31, 2014.

Transactions in shares of capital stock were as follows:

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Whitebox Tactical Opportunities
Investor Class
Shares sold	1,885,854	14,614,154
Dividends reinvested	289,274	43,403
Shares redeemed	(9,835,328)	(4,271,079)
Net increase/(decrease) in shares outstanding	(7,660,200)	10,386,478
Advisor Class(a)
Shares sold	–	3,147,181
Dividends reinvested	–	99,077
Shares redeemed	–	(7,031,655)
Net decrease in shares outstanding	–	(3,785,397)
Institutional Class
Shares sold	24,439,280	63,950,135
Dividends reinvested	1,245,730	574,677
Shares redeemed	(63,666,579)	(9,304,086)
Net increase/(decrease) in shares outstanding	(37,981,569)	55,220,726

Annual Report | October 31, 2015	99

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Whitebox Market Neutral Equity
Investor Class
Shares sold	659,944	3,100,301
Dividends reinvested	92,807	2,390
Shares redeemed	(1,280,648)	(1,509,431)
Net increase/(decrease) in shares outstanding	(527,897)	1,593,260
Advisor Class(a)
Shares sold	–	1,057,851
Dividends reinvested	–	15,671
Shares redeemed	–	(1,629,464)
Net decrease in shares outstanding	–	(555,942)
Institutional Class
Shares sold	3,078,280	6,168,093
Dividends reinvested	250,486	51,327
Shares redeemed	(4,536,570)	(2,253,305)
Net increase/(decrease) in shares outstanding	(1,207,804)	3,966,115

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

	For the Year Ended October 31, 2015	For the Period May 1, 2014 (Commencement) to October 31, 2014
Whitebox Tactical Advantage
Investor Class
Shares sold	76,659	152,044
Dividends reinvested	4,457	1,290
Shares redeemed	(27,260)	(86,265)
Net increase in shares outstanding	53,856	67,069
Institutional Class
Shares sold	1,135,604	1,218,465
Dividends reinvested	81,268	18,766
Shares redeemed	(278,439)	(59,574)
Net increase in shares outstanding	938,433	1,177,657

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Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

9. TRUSTEE FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds’ Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Funds against the cost of indemnification payments to officers under certain circumstances.

11. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently seek to achieve their investment objectives by investing a portion of their assets in Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class (the “Money Market Fund”). The Funds may redeem their investments from the Money Market Fund at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The latest financial statements for the Money Market Fund can be found at www.wellsfargoadvantagefunds.com.

The performance of the Funds may be directly affected by the performance of the Money Market Fund. As of October 31, 2015, the percentage of net assets invested in the Money Market Fund was 22.63%, 12.66% and 0.58% for Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Fund, and Whitebox Tactical Advantage Fund, respectively.

12. MARGIN PAYABLE TO BROKER

At October 31, 2015, margin borrowings of $57,493,505 for the Whitebox Tactical Opportunities Fund and $1,671,059 for the Whitebox Market Neutral Equity Fund are collateralized by certain securities held by each respective Fund. Each Fund pays interest on margin accounts based on LIBOR.

13. SUBSEQUENT EVENTS

Effective December 17, 2015, the Board has determined that it is in the best interests of the shareholders of the Funds to liquidate and terminate the Funds. The liquidation of the Funds is expected to be effective on or about January 19, 2016 or at such other time as may be authorized by the Board (the “Liquidation Date”). Termination of the Funds is expected to occur as soon as practicable following liquidation. Effective as of market close on December 17, 2015, the Funds ceased accepting subscriptions from new or existing investors. The Funds anticipate making a distribution of any income and/or capital gains of the Funds in connection with its liquidation.

Annual Report | October 31, 2015	101

Whitebox Mutual Funds	Notes to Financial Statements

October 31, 2015

The Investment Advisor has evaluated the need for disclosures and/or adjustments resulting from subsequent events relating to the Funds through the date the financial statements were issued. Other than the above, no such subsequent events were identified.

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Report of Independent Registered
Whitebox Mutual Funds	Public Accounting Firm

The Board of Trustees and Shareholders of
Whitebox Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund, and Whitebox Tactical Advantage Fund (each a series of Whitebox Mutual Funds) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Whitebox Tactical Opportunities Fund for the period ended October 31, 2012 were audited by other auditors whose report thereon dated December 21, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Whitebox Mutual Funds as of October 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 13 to the financial statements, the Board of Trustees of the Whitebox Mutual Funds approved a plan of liquidation on December 17, 2015. Our opinion is not modified with respect to this matter.

Minneapolis, Minnesota
December 23, 2015

Annual Report | October 31, 2015	103

Whitebox Mutual Funds	Additional Information

October 31, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Funds’ Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ form N–Q by calling the Fund at 1-855-296-2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2014:

	QDI	DRD
Whitebox Tactical Opportunities	22.81%	22.21%
Whitebox Market Neutral Equity	13.38%	13.05%
Whitebox Tactical Advantage	–	–

In early 2015, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Funds, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Whitebox Tactical Opportunities Fund designated $7,934,959 as long-term capital gain distribution for the year ended October 31, 2015.

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Whitebox Mutual Funds	Trustees & Officers

October 31, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser  and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by each Trustee. During the past five years none of the Independent Trustees has served as a director of a public company or mutual fund.

INDEPENDENT TRUSTEES
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Lee Liberman Otis c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 59	Since June 2011	Trustee	Since 2007, Senior Vice President and Director, Faculty Division of The Federalist Society.	3
Joseph M. Barsky III c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 66	Since June 2011	Chairman; Trustee	Since October 2011, Executive Vice President of Twele Capital Management. From 2003 to 2011, Program Director of Carlson Funds Enterprise at Carlson School of Management – University of Minnesota.	3
Timothy J. Healy c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 49	Since June 2011	Trustee	Since 2004, President and Owner of Team Spine (a distributor of medical equipment).	3

Annual Report | October 31, 2015	105

Whitebox Mutual Funds	Trustees & Officers

October 31, 2015 (Unaudited)

INTERESTED TRUSTEE
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Jeffrey P. Fox c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 60	Since May 2015	Trustee	Since 2012, Executive Fellow and Aristotle Fund Mentor, University of St. Thomas; Vice President, Investment Accounting, of Ameriprise Financial, Inc., Treasurer, RiverSource Funds (rename Columbia Funds), and Chief Financial Officer of various affiliated entities, from 2002 through 2011; other positions within Ameriprise Financial, Inc. since 1996.	3

OFFICERS
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years
Bruce W. Nordin 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 60	Indefinite term; served since March 2012	President	Managing Director of special situations and workouts of the Adviser since 2005.
Melanie H. Zimdars c/o ALPS Fund Services, Inc. 1290 Broadway Denver, CO 80203 Age: 39	Indefinite term; served since July 2015	Chief Compliance Officer
Deputy Chief Compliance Officer of ALPS Fund Services since 2009; Principal Financial Officer, Treasurer and secretary for the Wasatch Funds from 2007 to 2008; Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds trust, BLDRS Index Funds Trust, PowerShares QQQ Trust and Elkhorn ETF Trust.

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Whitebox Mutual Funds	Trustees & Officers

October 31, 2015 (Unaudited)

OFFICERS (continued)
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years
Michael McCormick 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 51	Indefinite term; served since November 2013	Treasurer and Secretary
Chief Financial Officer of the Adviser since September 2013; Director in the Global Markets, Financing and Futures business at Bank of America/Merrill Lynch from 2010 to 2013; Executive Director at UBS from 2006 to 2010; Director at UBS from 2005 to 2006.

Matthew L. Thompson 90 South Seventh Street Suite 2200 Minneapolis, MN 55402 Age: 58	Indefinite term; served since Trust’s inception (2011)	Assistant Secretary	Partner of Faegre Baker Daniels LLP, legal counsel to the Adviser and the Trust, since 1995.

*
All communications to Trustees and Officers may be directed to Mark M. Strefling, Partner, Chief Operating Officer and General Counsel of Whitebox Advisors LLC, 3033 Excelsior Boulevard, Suite  300, Minneapolis, MN 55416.

**
The Fund Complex for all Trustees consists of the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund, the only active registered investment companies for which the Adviser provides investment advisory services.

Additional information about members of the Board of Trustees & Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-855-296-2866.

Annual Report | October 31, 2015	107

Item 2.  Code of Ethics.

(a)
The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial  officer, principal accounting officer or controller or any persons performing similar  functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Joseph M. Barsky as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications.

Mr. Barsky is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $99,750 and $93,500, respectively.  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014 KPMG LLP served as the principal accountant. In 2015 and 2014, the amounts of $99,750 and $93,500, respectively, were paid to KPMG LLP.

(b)
Audit-Related Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph a of this Item were $0 and $0, respectively. For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014 KPMG LLP served as the principal accountant. In 2015 and 2014, audit fees in the amount of $0 and $0, respectively, were paid to KPMG LLP.

(c)
Tax Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014, aggregate fees of $13,725 and $13,050, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  In the last two fiscal years 2015 and 2014 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014 KPMG LLP served as the principal accountant. In 2015 and 2014, the amounts of $13,725 and $13,050, respectively, were paid to KPMG LLP.

(d)
All Other Fees:  For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant's principal auditors must be pre-approved by the registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s principle accountant for the last two fiscal years ended October 31, 2015 and October 31, 2014 were $13,725 and $13,050, respectively. For the registrant’s last two fiscal years ended October 31, 2015 and October 31, 2014 KPMG LLP served as the principal accountant. In 2015 and 2014, the amounts of $13,725 and $13,050 were paid to KPMG LLP.

(h)	Not applicable.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The code of ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	January 4, 2016

By:	/s/ Michael McCormick
Michael McCormick
Treasurer (Principal Financial Officer)

Date:	January 4, 2016